UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OCEAN BIOMEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Ocean Biomedical, Inc.

55 Claverick St., Room 325

Providence, Rhode Island 02903

(401) 444-7375

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on March 28, 2025

To our Stockholders:

You are cordially invited to attend the 2024 annual meeting of Stockholders (the “Annual Meeting”) of Ocean Biomedical, Inc. (the “Company”) to be held on March 28, 2025 at 9:00 a.m., Mountain Time at 2511 Redwood Road, Suite 16, Woods Cross, Utah 84087.

Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.

At the Annual Meeting, we will ask stockholders to (i) authorize the slate of directors, (ii) authorize a reverse split of our common stock of 1:2 to 1:250, (iii) authorize a new Company Incentive Plan; (iv) ratify the appointment of Berkowitz Pollack Brant, CPAs as the Company’s independent registered public accounting firm for the year ended December 31, 2024; (v) the approval, on a non-binding advisory basis, of the frequency of future stockholder advisory votes to approve the compensation of our named executive officers; and (vi) non-binding advisory vote on approval of compensation of our named executive officers.

The above matters are fully described in the Proxy Statement accompanying this Notice. Please refer to the Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting. The Board of Directors unanimously recommends that you vote “FOR” the Nasdaq Proposal.

We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.

Thank you for your continued support of Ocean Biomedical, Inc. We look forward to seeing you at the Annual Meeting.

By Order of the Board of Directors

/s/ Chirinjeev Kathuria
Chirinjeev Kathuria
Chairman

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PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND PROXY MATERIALS

This Proxy Statement is being furnished to the stockholders of Ocean Biomedical, Inc., a Delaware corporation (the “Company,” “Ocean Biomedical,” “we,” “our” or “us”), as of February 21, 2025 (the “Record Date”) in connection with the solicitation of proxies for use at the 2024 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on March 28, 2025, at 9:00 a.m. Mountain Time at 2511 Redwood Road, Suite 16, Woods Cross, UT 84087. This solicitation of proxies is made on behalf of our board of directors (the “Board”).

This Proxy Statement summarizes the information you need to know in order to vote on the proposals to be considered at the Annual Meeting in an informed manner.

We urge you to read carefully the remainder of this Proxy Statement because the information in this section may not provide all the information that you may consider important in determining how to vote your shares at the Annual Meeting.

At the Annual Meeting, we will ask stockholders to (i) authorize the slate of directors, (ii) authorize a reverse split of our common stock of 1:2 to 1:250, (iii) authorize a new Company Incentive Plan; (iv) ratify the appointment of Berkowitz Pollack Brant, CPAs as the Company’s independent registered public accounting firm for the year ended December 31, 2024; (v) the approval, on a non-binding advisory basis, of the frequency of future stockholder advisory votes to approve the compensation of our named executive officers; and (vi) non-binding advisory vote on approval of compensation of our named executive officers.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MARCH 28, 2025:

Our official Notice of Annual Meeting of Stockholders and Proxy Statement

are available at:

https://www.cstproxy.com/oceanbiomedical/2025

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The U.S. Securities and Exchange Commission’s (the “SEC”) “Notice and Access” rule provides that companies must include in their mailed proxy materials instructions as to how stockholders can access our proxy statement and other soliciting materials on the Internet, a listing of matters to be considered at the relevant stockholder meeting, and instructions as to how shares can be voted. Since we are mailing full sets of proxy materials for the Annual Meeting to our stockholders, as permitted by SEC proxy rules, we are including the information required by the Notice and Access rule in this proxy statement and in the accompanying Notice of Annual Meeting of Stockholders and proxy card, and we are not distributing a separate Notice of Internet Availability of Proxy Materials.

What Are You Voting On?

You will be asked to vote on the following proposals at the Annual Meeting:

At the Annual Meeting, we will ask stockholders to (i) authorize the slate of directors, (ii) authorize a reverse split of our common stock of 1:2 to 1:250, (iii) authorize a new Company Incentive Plan; (iv) ratify the appointment of Berkowitz Pollack Brant, CPAs as the Company’s independent registered public accounting firm for the year ended December 31, 2024; (v) the approval, on a non-binding advisory basis, of the frequency of future stockholder advisory votes to approve the compensation of our named executive officers; and (vi) non-binding advisory vote on approval of compensation of our named executive officers.

Who Can Vote?

Only holders of record of shares of our common stock as of the close of business on the record date, February 21, 2025 (the “Record Date”), are entitled to receive notice of, and to vote at, the Annual Meeting. Each share of common stock entitles the holder thereof to one vote. Your shares may be voted at the Annual Meeting, or any adjournment or postponement thereof, only if you are present in person at the virtual meeting or your shares are represented by a valid proxy.

Difference between a Stockholder of Record and a “Street Name” Holder

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described below under the heading “Voting Your Shares.”

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Quorum

At the close of business on the Record Date, there were 140,584,743 shares of our common stock and 45,000 Series A Preferred Stock outstanding and entitled to vote at the Annual Meeting. The presence of one-third of the outstanding shares of our common stock constitutes a quorum, which is required in order to hold and conduct business at the Annual Meeting. Your shares are counted as present at the Annual Meeting if you:

●	Are present in person at the Annual Meeting; or

●	Have properly submitted a proxy card by mail or submitted a proxy by telephone or over the Internet.

If you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares. Your broker, bank, trust or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank, trust or other nominee on how to vote on those matters. Please see below under the heading “Broker Non-Votes.”

Voting Your Shares

You may vote in person by attending the Annual Meeting or by submitting a proxy. The method of voting by proxy differs (1) depending on whether you are viewing this proxy statement on the Internet or receiving a paper copy and (2) for shares held as a record holder and shares held in “street name.”

If you are a record holder, you may vote by submitting a proxy over the Internet or by telephone by following the instructions on the website referred to in the proxy card. Alternatively, if you received a paper copy of your proxy card, you may vote your shares by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card, or by completing, dating and signing the proxy card that was included with this proxy statement and promptly returning it in the pre-addressed, postage-paid envelope provided to you.

If your shares are held in “street name,” your broker, bank or other street name holder will provide you with instructions that you must follow to have your shares voted.

Deadline for Submitting Your Proxy on the Internet or by Telephone

Internet and telephone voting will close at 11:59 p.m., Eastern Time, on March 13, 2025. Stockholders who submit a proxy by Internet or telephone need not return a proxy card or the voting instruction form forwarded by your broker, bank, trust or other nominee by mail.

YOUR VOTE IS VERY IMPORTANT. Please submit your vote in advance even if you plan to attend the Annual Meeting.

Voting at the Annual Meeting

If your common stock is held by a broker, bank, nominee, or trustee, they should send you instructions that you must follow in order to have your shares voted.

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If you hold shares in your own name, you may vote by proxy in any one of the following ways:

●	Proxy Vote by Internet. You may use the Internet to transmit your voting instructions by going to the website www.cstproxyvote.com and following the voting instructions on that website;

●	Proxy Vote by Phone. You may use any touch-tone telephone to transmit your voting instructions by following the instructions on the Notice and call the number provided with the proxy materials to transmit your voting instructions;

●	By Mail. By completing, dating, signing, and returning the proxy card that you receive in your proxy materials; or

●	In Person at the Annual Meeting. All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. You are encouraged to vote via the Internet, by telephone or by mail, regardless of whether you plan to attend the Annual Meeting in person.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 p.m. Eastern Time on March 28, 2025. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board, as permitted by law.

Even if you intend to attend the Annual Meeting, we encourage you to submit your proxy or voting instructions to vote your shares in advance of the Annual Meeting. Please see the important instructions and requirements below under the heading “Attendance at the Annual Meeting.”

Changing Your Vote

As a stockholder of record, if you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. Stockholders of record may revoke a proxy prior to the Annual Meeting by (i) delivering a written notice of revocation to the attention of the Secretary of the Company at our principal executive office at 55 Claverick Street, Room 325, Providence Rhode Island 02903, (ii) duly submitting a later-dated proxy over the Internet, by mail, or if applicable, by telephone, or (iii) attending the virtual Annual Meeting and voting during the meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.

Appraisal Rights

Under Delaware law, stockholders have no appraisal or dissenters’ rights in connection with the matters proposed to be acted upon herein and we will not independently provide our stockholders with any such right.

If You Receive More Than One Proxy Card

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If you receive more than one proxy card, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card you receive.

How Your Shares Will Be Voted

Shares represented by proxies that are properly executed and returned, and not revoked, will be voted as specified. YOUR VOTE IS VERY IMPORTANT.

If You Do Not Specify How You Want Your Shares Voted

If you are the record holder of your shares and submit your proxy without specifying how your shares are to be voted, your shares will be voted FOR all proposals.

In addition, the proxy holders named in the proxy are authorized to vote in their discretion on any other matters that may properly come before the Annual Meeting and at any postponement or adjournment thereof. The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement.

Broker Non-Votes

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Brokers do not have discretionary authority to vote on the Nasdaq Proposal and the Adjournment Proposal.

Votes Required

The following table summarizes the voting requirements and the effects of broker non-votes and “withhold” votes or abstentions on each of the proposals to be voted on at the Annual Meeting:

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Proposals		Required Vote	Effect of Broker Non-Votes	Effect of “Withhold” Votes or Abstentions
1.	Election of Directors

Each director nominee will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors (assuming that a quorum is present).

A “plurality of the votes” means that the three director nominees receiving the highest number of votes at the Annual Meeting will be elected.

			Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.	A “WITHHOLD” vote with respect to a director nominee will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.

2.	Reverse Split	Majority of votes cast	Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.	A “WITHHOLD” vote with respect to the matter will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.

3.	Equity Incentive Plan	Majority of votes cast	Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.	A “WITHHOLD” vote with respect to the matter will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.

4.	Ratification of auditors	Majority of votes cast	Because a bank, broker, dealer or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes to result for this proposal.	A “WITHHOLD” vote with respect to the matter will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.

5.	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	Stockholders may select every “One Year,” “Two Years” or “Three Years” with respect to this proposal. The option that receives the affirmative vote of a majority of the votes cast will be deemed to be the frequency preferred by our stockholders, (assuming that a quorum is present).	Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.	A “WITHHOLD” vote with respect to the matter will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.

6.	Advisory Vote on Executive Compensation	Majority of Votes Cast	Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.	A “WITHHOLD” vote with respect to the matter will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.

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Solicitation of Proxies

We will bear the cost of soliciting proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Attendance at the Annual Meeting

You may attend the Annual Meeting, as well as vote and submit questions during the Annual Meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROPOSAL 1 Election of Directors

In accordance with the terms of the Ocean Biomedical Charter and Bylaws that will become effective upon the Closing, the Ocean Biomedical Board will be divided into three staggered classes of directors and each will be assigned to one of the three classes. At each annual meeting of the stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held during the years 2023 for Class I directors, 2024 for Class II directors and 2025 for Class III directors.

The following Class I and Class II directors are up for reelection: Jonathan Kurtis, Michael Peterson, and Amy Griffith.

●	Our Class I directors are Michelle Berrey, Jonathan Kurtis, and William Owens. Only Jonathan Kurtis is standing for reelection and the others are not standing for reelection.

●	Our Class II directors Jack Elias, Michael Peterson and Amy Griffith recently appointed by the Board. Dr. Elias is not standing for reelection.

●	Our Class III directors will be Suren Ajjarapu, Chirinjeev Kathuria, and Elizabeth Ng. Suren Ajjarapu is not standing reelection (meaning that the term “not standing for reelection” includes resignation at the AGM of any directors not up for reelection or are not continuing on the Board).

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The Ocean Biomedical Charter and Bylaws that will become effective immediately upon the Closing will provide that the number of directors shall be fixed from time to time by a resolution of the majority of the board of directors.

The division of Ocean Biomedical Board into three classes with staggered three-year terms may delay or prevent stockholder efforts to effect a change of the board of directors or a change in control.

The following table presents information with respect to our officers and directors as of the date of this 14A:

Name	Age	Position
Executive Officers:
Michelle Berrey, M.D., MPH	58	Chief Executive Officer and Director (not standing for reelection/stepping down at Annual Meeting as CEO)
Jolie Kahn	60	Chief Financial Officer
Employee Director:
Dr. Chirinjeev Kathuria, M.D.	58	Founder, Executive Chairman, Director
Non-Employee Directors:
Suren Ajjarapu	53	Director (not standing for reelection)
Dr. Jack Elias, M.D.	72	Director (not standing for reelection)
Jonathan Kurtis, M.D., Ph.D	56	Director
William Owens(1)(3)	73	Director (not standing for reelection)
Michael L. Peterson	62	Director
Amy Griffith	53	Director
Elizabeth Ng	68	Director

Directors serve until the next annual meeting and until their successors are elected and qualified. Officers are appointed to serve for one year until the meeting of the Board of Directors following the annual meeting of shareholders and until their successors have been elected and qualified.

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Michelle Berrey, CEO and Director

Michelle Berrey, M.D., MPH has served on our board of directors since March 2021. Dr. Berrey is the President of Research and Development and Chief Medical Officer of Intercept Pharmaceuticals, Inc., a biopharmaceutical company that specializes in the development and commercialization of novel therapeutics to treat non-viral liver diseases, and she has served in those roles since June 2021. Prior to joining Intercept Pharmaceuticals, Dr. Berrey served as President and Chief Executive Officer of Chimerix from April 2014 to February 2019, after joining Chimerix Inc. as Chief Medical Officer in November 2012. Dr. Berrey served as Chief Medical Officer for Pharmasset, Inc. from January 2007 to January 2012 when it was acquired by Gilead Sciences, Inc. Prior to that, Dr. Berrey led the clinical development of antiviral products at GlaxoSmithKline plc from August 1999 to January 2007. She was a Senior Fellow in Infectious Disease Medicine at the University of Washington and completed her internship and residency in internal medicine at University of North Carolina, Chapel Hill. Dr. Berrey currently serves on the Board and Executive Committee for the North Carolina Biotechnology Center and is on the Scientific Advisory Board for ViiV/GSK. Dr. Berrey holds an M.D. from the Medical College of Georgia and an M.P.H. from the Emory University Rollins School of Public Health. She is stepping down as of this Annual Meeting.

Jolie Kahn, Chief Financial Officer

Jolie Kahn has an extensive background in corporate finance and management and corporate and securities law. She has been the proprietor of Jolie Kahn, Esq. since 2002 and still practices law on a limited basis, including serving as U.S. securities counsel for the Company. Ms. Kahn has also acted in various corporate finance roles, including extensive involvement of preparation of period filings and financial statements and playing an integral part in public company audits. She also works with companies and hedge funds in complex transactions involving the structuring and negotiation of multi-million-dollar debt and equity financings, mergers, and acquisitions. Ms. Kahn has practiced law in the areas of corporate finance, mergers & acquisitions, reverse mergers, and general corporate, banking, and real estate matters. She has represented both public and private companies, hedge funds, and other institutional investors in their role as investors in public companies. She served as Interim CFO of GlucoTrack, Inc. from 2019 – 2023 and has served, on a part time basis, as CEO of AgriForce Growing Systems, Ltd. since June 2024. Ms. Kahn holds a BA from Cornell University and a J.D. magna cum laude from the Benjamin N. Cardozo School of Law.

Employee Director

Dr. Chirinjeev Kathuria, M.D., M.B.A. has served as Ocean Biomedical’s Executive Chairman and as a member of its board of directors since its inception. Dr. Kathuria is an Indian-American investor, businessperson, and philanthropist. Dr. Kathuria is co-founder and serves as a director of UpHealth, Inc., a digital health company. Dr. Kathuria also co-founded AIRO Group, Inc. in March 2020 and serves as the Chairman of its Board of Directors, a position he has held since inception. AIRO Group offers an end-to-end solution for the next generation of avionics, manned and unmanned mobility, and multi-modal transportation for defense and commercial markets. In addition, Dr. Kathuria co-founded New Generation Power in February 2009 and American Teleradiology NightHawks, Inc. in March 2003. American Teleradiology NightHawks, Inc. merged with NightHawk Radiology Holdings, Inc. and the combined company went public on Nasdaq in October 2006. Dr. Kathuria served as a director of The X-Stream Networks Inc. from March 1998 to March 2000, an internet service provider which was sold to Liberty Surf Group S.A. and subsequently went public on the Paris Stock Exchange. Dr. Kathuria has also been involved in space exploration, and was the Founding Director of MirCorp in January 1999, the first commercial company to privately launch and fund manned space programs. From 1994 until 1995, Dr. Kathuria served as a Manager at Morgan Stanley where he helped establish the first office in India for a U.S. based investment bank. Dr. Kathuria ran for U.S. Senate in Illinois, becoming the first Indian-American to run for the U.S. Senate in U.S. history, in a race that included eventual winner, former President Barack Obama. Dr. Kathuria received a Bachelor of Science degree and Doctor of Medicine degree from Brown University and a Master of Business Administration degree from Stanford University. We believe that Dr. Kathuria is qualified to serve as the Executive Chairman of the Board of Directors based on his historic knowledge of Ocean Biomedical, vision for company growth and his leadership and managerial experience.

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Non-Employee Directors

Jack Elias, M.D. has served on Ocean Biomedical’s board of directors since August 2022. Since March 2022, Dr. Elias has served as Emeritus Dean, Biology and Medicine and as Warren Alpert Professor of Translational Sciences at Brown University. He is also a Professor of Molecular Biology Cell Biology and Biochemistry, a position he has held since January 2014, and a Professor of Molecular Microbiology and Immunology and Professor of Medicine at Brown University, positions he has held since September 2013. From April 2017 to March 2022, Dr. Elias was the Senior Vice President for Health Affairs at Brown University. Dr. Elias also served as Dean, Biology and Medicine and as Frank L. Day Professor of Biology at Brown University from September 2013 to March 2022. Dr. Elias received his B.A. and M.D. from the University of Pennsylvania. He is not standing for reelection.

Jonathan Kurtis, M.D., Ph.D. has served on Ocean Biomedical’s board of directors since March 2021 and serves as a member of its scientific advisory board. Dr. Kurtis is currently Chair, Department of Pathology & Lab Medicine, Brown University Medical School and Director, MD/PhD Program, Brown University. Dr. Kurtis has served as a member of the board of directors of Elkurt Pharmaceuticals since March 2020. Dr. Kurtis holds a B.A., Ph.D. and M.D. from Brown University and is board certified in pathology and clinical pathology. We believe Dr. Kurtis’s experience in the biotechnology industry provides him with the qualification and skills to serve on our Board of Directors.

William Owens, former governor of Colorado, has served on Ocean Biomedical’s board of directors since March 2021. Mr. Owens is a Senior Director at Greenberg Traurig, LLP, a US-based international law firm with 40 offices worldwide. He is currently a nominee for the board of directors of AIRO Group Holdings, Inc. and will step onto its board shortly before the completion of its initial public offering. Since April 2011, he has served on the board of Federal Signal Corporation where he is Chairman of the Corporate Governance Committee. He previously served on the boards of HighPoint Resources Corporation, Key Energy Services, and Cloud Peak Energy, as well as on the boards of a number of private companies. Mr. Owens was elected to two terms as Governor of Colorado, from 1999 to 2007, and was re-elected by the largest margin in Colorado history. He was called “The Best Governor in America” in a cover story in National Review and was elected by his colleagues to serve as Chair of both the Western Governors Association and the Republican Governors Association. Mr. Owens was a regular participant in the national policy debate, appearing frequently on the Today Show, Good Morning America, CBS Morning News, and the Wall Street Journal Report. Prior to his election as Governor, he served as State Treasurer of Colorado for four years where he was responsible for the management of a $4 billion portfolio. He also served for four years on the board of Federal Signal Colorado’s $25 billion pension fund – the Public Employees Retirement Association (PERA). From April 2013, until his resignation in February 2022, Mr. Owens served as Chairman of the Board and Chair of the Governance/Compensation Committee of the Credit Bank of Moscow, a $50 billion (assets) bank which is Russia’s sixth largest bank overall and its second largest investor-owned bank, from April 2013 until February 2022. Mr. Owens graduated from Stephen F. Austin State University with a B.S. in Political Science and earned a Master’s Degree in Public Affairs from the University of Texas, where he was awarded a two-year fellowship. He is not standing for reelection.

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Elizabeth Ng, MBA, served as Ocean Biomedical’s Chief Executive Officer until 2024 and as a member of its board of directors since its inception. Ms. Ng served as Vice President/Head of Strategy and Business Development at Bioelectric Devices Inc. starting in 2018. Previously, she served as Senior Director of Portfolio Strategy at BioMarin Pharmaceutical Inc. from 2010 to 2017 and prior to that, as Director Strategy Development Group at Merck & Co. Inc., and Director of Commercial/Portfolio Strategy at Gilead Sciences. Ms. Ng holds a B.S. in Physics from the Massachusetts Institute of Technology and an M.B.A. from Stanford University. We believe Ms. Ng is qualified to serve on our board of directors because of her executive experience with our company and her industry experience.

Amy Griffith, was appointed as a director in March 2024, concurrent with the completion of our IPO. Ms Griffith is Head of Government Relations & External Affairs for McCain Foods North America. She leads McCains engagement with policymakers in the United States and Canada. Previously, she led The Coca-Cola Company’s Public Affairs, Communications and Sustainability team for the North American Operating Unit’s North Zone. Ms. Griffith was previously with Wells Fargo’s State & Local Government Relations team managing the Keystone Region encompassing Pennsylvania, Delaware and West Virginia. She was recruited to Wells Fargo’s Government Relations and Public Policy team in 2019. In this role, Griffith leads Wells Fargo’s legislative and political agenda in her region and manages relationships with a state and local policymakers and community stakeholders. From 2008-2019, Griffith led government relations for sixteen states in the Eastern United States for TIAA for over a decade. In her role at TIAA, she successfully lobbied for multiple high-profile issues, including landmark pension reform legislation adopted in Pennsylvania. Prior to that, she worked in the aerospace, high tech, education, private and public sectors, and has managed multiple high-profile political campaigns at the local, state and national level. She is a graduate of Gwynedd-Mercy College and holds a Bachelor of Arts in History. Our Board has determined that Ms. Griffith is well qualified to serve as a director due to her significant experience in government relations and politics and years of experience working with companies in both the private and public sectors.

Mr. Suren Ajjarapu is a founder, Chairman/CEO, of Scienture Holdings, Inc(NASDAQ: SCNX), Chairman/CEO (NASDAQ: PWUP) Board Member of (NASDAQ: OCEA), Chairman of Danam Health, Inc. ( https://www.danamhealth.com/). Mr. Ajjarapu is an entrepreneur with leadership experience, extensive executive management, and corporate board experience. Mr. Ajjarapu is an accomplished corporate strategist, fundraiser, and marketer. His vision and expertise in business performance have driven notable enterprise growth in the Biofuels and Information Technology sectors. Offering a rare blend of creative and operational strengths, Mr. Ajjarapu has demonstrated the capability to deal with cross-cultural, socio-economic, and geo-political boundaries as well as to expand or launch new businesses on a global basis with a keen sense of time to market. His strategic approach to developing and executing growth strategies, reducing cost basis, P&L oversight, maintaining business competitiveness, building world-class organizations, and increasing shareholders’ value is reflected in his work as Founder, President, and Director of Several NASDAQ companies.

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Mr. Michael L. Peterson has served as a director of the Company since September 2021. Mr. Peterson has served as a member of the Board of Directors and as of October 2024, as audit committee chair. Since May 2022, Mr. Peterson has served as CEO and director of Lafayette Energy Corp, an oil and gas development company. Between October 2023 and July 2024, Mr. Peterson served as President and CEO, and from July 2022 through July 2024, as a member of the Board of Directors, of Trio Petroleum Corp. (NYSE American: TPET), an oil and gas company with assets in the State of California. Mr. Peterson served as the president of Nevo Motors, Inc. from December 2020 to June 2023, which was established to commercialize a range extender generator technology for the heavy-duty electric vehicle market but is currently non-operational. Since February 2021, Mr. Peterson has served on the board of directors and as the Chairman of the Audit Committee of Indonesia Energy Corporation Limited (NYSE American: INDO). Mr. Peterson previously served as the president of the Taipei Taiwan Mission of The Church of Jesus Christ of Latter-day Saints, in Taipei, Taiwan from June 2018 to June 2021. Mr. Peterson served as an independent member of the Board of Directors of Scienture Holdings, Inc (NASDAQ: SCNX) (formerly Trxade Group, Inc.) from August 2016 to May 2021 (Nasdaq:MEDS), and as an independent member of the Board of Directors, and as Chairman of the Audit Committee and member of the Compensation Committee and Nominating and Corporate Governance Committee of TRxADE HEALTH, Inc. from January 2023 to May 2024. Mr. Peterson served as the Chief Executive Officer of PEDEVCO Corp. (NYSE American:PED), a public company engaged primarily in the acquisition, exploration, development and production of oil and natural gas shale plays in the US from May 2016 to May 2018. Mr. Peterson served as Chief Financial Officer of PEDEVCO between July 2012 and May 2016, and as Executive Vice President of Pacific Energy Development (PEDEVCO’s predecessor) from July 2012 to October 2014, and as PEDEVCO’s President from October 2014 to May 2018. Mr. Peterson joined Pacific Energy Development as its Executive Vice President in September 2011, assumed the additional office of Chief Financial Officer in June 2012, and served as a member of its board of directors from July 2012 to September 2013. Mr. Peterson formerly served as Interim President and CEO (from June 2009 to December 2011) and as director (from May 2008 to December 2011) of Pacific Energy Development, as a director (from May 2006 to July 2012) of Aemetis, Inc. (formerly AE Biofuels Inc.), a Cupertino, California-based global advanced biofuels and renewable commodity chemicals company (NASDAQ:AMTX), and as Chairman and Chief Executive Officer of Nevo Energy, Inc. (NEVE) (formerly Solargen Energy, Inc.), a Cupertino, California-based developer of utility-scale solar farms which he helped form in December 2008 (from December 2008 to July 2012). From 2005 to 2006, Mr. Peterson served as a managing partner of American Institutional Partners, a venture investment fund based in Salt Lake City. From 2000 to 2004, he served as a First Vice President at Merrill Lynch, where he helped establish a new private client services division to work exclusively with high-net-worth investors. From September 1989 to January 2000, Mr. Peterson was employed by Goldman Sachs & Co. in a variety of positions and roles, including as a Vice President. Mr. Peterson received his MBA at the Marriott School of Management and a BS in statistics/computer science from Brigham Young University.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and also to other employees. Our Code of Business Conduct and Ethics can be found on the Company’s website at www.oceanbiomedical.com.

Family Relationships

None.

Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

Term of Office

Our Board of Directors is comprised of up to directors, of which all nine seats are currently occupied, and all directors (except [________] will serve until the 2025 annual meeting of shareholders (if reelected) and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. All officers serve at the pleasure of the Board.

Director Independence

Nasdaq’s rules generally require that a majority of a listed company’s board of directors be comprised of independent directors. In addition, such rules require that all members of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our independent directors, as such term is defined by the applicable rules and regulations of Nasdaq, are William Owens (not standing for reelection), Michael Peterson and Amy Griffith. Martin Angle passed away in September 2023. After the Annual Meeting, the Company will rely on cure periods set forth in the Nasdaq rules to appoint one or more independent directors to fill vacancies caused by the resignation and or not standing for reelection at the Annual Meeting, and will seek to identify and have new independent directors appointed to the Board during the balance of the 2025 calendar year to ensure full compliance with SEC and Nasdaq independence standards.

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Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that all members of the Board, except Dr. Chirinjeev Kathuria, Elizabeth Ng, Dr. Jake Kurtis, Dr. Jack Elias, and Suren Ajjarapu are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. Dr. Chirinjeev Kathuria and Elizabeth Ng are not independent directors under the applicable rules because they are employed as our Chairman and former Chief Executive Officer, respectively. Suren Ajjarapu is not an independent director under the applicable rules due to his prior role as Chairman and Chief Executive Officer of Aesther. Dr. Jonathan Kurtis and Dr. Jack Elias are not independent directors under the applicable rules because of their consulting arrangements and their ownership of Elkhart, Inc.

Committees of the Board of Directors

Our Board has established three standing committees: an audit committee, a nominations and corporate governance committee, and a compensation committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual stockholders’ meeting. The charter of each committee is available on our website at www.oceanbiomedical.com.

Audit Committee

The Audit Committee members are currently Amy Griffith and William Ownes, with Michael Peterson as Chairman. The Audit Committee has authority to review our financial records, deal with our independent auditors, recommend to the Board policies with respect to financial reporting, and investigate all aspects of our business. All of the members of the Audit Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Audit Committee Charter is available on the Company’s website at http://www.oceanbiomedical.com/. The Audit Committee has sole authority for the appointment, compensation and oversight of the work of our independent registered public accounting firm, and responsibility for reviewing and discussing with management and our independent registered public accounting firm our audited consolidated financial statements included in our Annual Report on Form 10-K, our interim financial statements and our earnings press releases. The Audit Committee also reviews the independence and quality control procedures of our independent registered public accounting firm, reviews management’s assessment of the effectiveness of internal controls, discusses with management the Company’s policies with respect to risk assessment and risk management and will review the adequacy of the Audit Committee charter on an annual basis.

Nominating and Governance and Strategy Committee

The Nominating and Corporate Governance Committee members are currently Amy Griffith and Michael Peterson, with William Owens as Chairman. The Nominating and Corporate Governance Committee has the following responsibilities: (a) setting qualification standards for director nominees; (b) identifying, considering and nominating candidates for membership on the Board; (c) developing, recommending and evaluating corporate governance standards and a code of business conduct and ethics applicable to the Company; (d) implementing and overseeing a process for evaluating the Board, Board committees (including the Committee) and overseeing the Board’s evaluation of the Chairman and Chief Executive Officer of the Company; (e) making recommendations regarding the structure and composition of the Board and Board committees; (f) advising the Board on corporate governance matters and any related matters required by the federal securities laws; and (g) assisting the Board in identifying individuals qualified to become Board members; recommending to the Board the director nominees for the next annual meeting of shareholders; and recommending to the Board director nominees to fill vacancies on the Board.

The Nominating and Governance Committee Charter is available on the Company’s website at http://www.oceanbiomedical.com/. The Nominating and Governance Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”); identifies and screens individuals qualified to become members of the Board, consistent with the Director Criteria. The Nominating and Governance Committee considers any director candidates recommended by the Company’s shareholders pursuant to the procedures described in the Company’s proxy statement, and any nominations of director candidates validly made by shareholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents. The Nominating and Governance Committee makes recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a shareholder vote at the Annual Meeting of shareholders, subject to approval by the Board.

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Compensation Committee

The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. Its members are currently Michael Peterson and William Owens with Amy Griffith as Chairman. All of the members of the Compensation Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Compensation Committee Charter is available on the Company’s website at http://www.oceanbiomedical.com/. The Compensation Committee is responsible for: (a) assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter on an annual basis. The Compensation Committee, among other things, reviews and approves the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance with respect to such goals, and set the Chief Executive Officer’s compensation level based on such evaluation. The Compensation Committee also considers the Chief Executive Officer’s recommendations with respect to other executive officers and evaluates the Company’s performance both in terms of current achievements and significant initiatives with long-term implications. It assesses the contributions of individual executives and recommend to the Board levels of salary and incentive compensation payable to executive officers of the Company; compares compensation levels with those of other leading companies in similar or related industries; reviews financial, human resources and succession planning within the Company; recommend to the Board the establishment and administration of incentive compensation plans and programs and employee benefit plans and programs; recommends to the Board the payment of additional year-end contributions by the Company under certain of its retirement plans; grants stock incentives to key employees of the Company and administer the Company’s stock incentive plans; and reviews and recommends for Board approval compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

Changes in Nominating Procedures

None.

Board Leadership Structure and Role in Risk Oversight

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Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we traditionally determined that it is in the best interests of the Company and its shareholders to no longer combine these roles and currently these roles are separated.

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that risks undertaken by us are consistent with the Board’s risk parameters. While the Board oversees the Company, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Commission initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statement of changes in beneficial ownership with respect to their ownership of the Company’s securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our Company with copies of all Section 16(a) reports they file.

We have not reviewed these and are not reporting thereon.

EXECUTIVE COMPENSATION

Executive Compensation for our named executive officers as of December 31, 2023:

Name & Principal Position	Year	Salary	Bonus	Share-Based Awards	Option-Based Awards	All Other Compensation	Total Compensation
Employment and Related Agreements

There are no written agreements with the current CEO and CFO.

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Outstanding Equity Awards at December 31, 2024

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date

Directors’ Compensation

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2024 awarded to, earned by or paid to our directors. The value attributable to any warrant awards reflects the grant date fair values of stock awards calculated in accordance with FASB Accounting Standards Codification Topic 718.

Name	Year	Fees Earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total
		($)	($)	($)	($)	($)	($)	($)

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2022 Stock Option and Incentive Plan

The Company’s Board of Directors (“the Board”) approved and adopted the 2022 Stock Option and Incentive Plan and Form of Non-Qualified Stock Option Agreement for Non-Employee Directors (the “Incentive Plan”) prior to the Closing of the Business Combination.

The maximum number of shares of common stock that may be initially issued or transferred pursuant to awards under the Incentive Plan equals 4,360,000 shares (the “Share Limit”). The Share Limit will automatically increase on the first trading day in January of each calendar year during the term of the Incentive Plan, with the first such increase to occur in January 2024, by an amount equal to the lesser of (i) three percent (3%) of the total number of shares of common stock issued and outstanding on December 31 of the immediately preceding calendar year or (ii) such number of shares of common stock as may be established by the Board.

The Incentive Plan authorizes stock options, stock appreciation rights, and other forms of awards granted or denominated in the Company’s common stock or units of the Company’s common stock, as well as cash bonus awards. The Incentive Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be structured to be paid or settled in cash. Any awards under the Incentive Plan (including awards of stock options and stock appreciation rights) may be fully-vested at grant or may be subject to time- and/or performance-based vesting requirements.

The Incentive Plan does not limit the authority of the Board or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s common stock, under any other plan or authority. The Board may amend or terminate the Incentive Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or deemed necessary or advisable by the Board. Unless terminated earlier by the Board and subject to any extension that may be approved by stockholders, the authority to grant new awards under the Incentive Plan will terminate on the tenth anniversary of its establishment.

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Stock Options to Non-Employee Directors

Under the Non-employee Director Compensation Policy, upon initial election or appointment to the Board, each new nonemployee director will be granted under the Incentive Plan a one-time grant of a non-statutory stock option to purchase 75,000 shares of its common stock on the date of such director’s election or appointment to the Board, issuable under the incentive plan. These will vest in substantially equal monthly installments over three years, subject to the director’s continued service as a member of the Board through each applicable vesting date.

On February 15, 2023, 75,000 options were granted to each of the non-employee directors at a strike price of $10.00 per share.

The estimated fair value of a non-statutory stock option to purchase common stock on the grant date was $3.73 per share and was determined using the Black-Scholes Merton model. The valuation used the following assumptions:

Expected volatility: 75%

Expected term: 6.5 years

Risk-Free Interest Rate: 4%

Dividend Yield: The Company has not declared or paid dividends to date and does not anticipate declaring dividends. As such, the dividend yield has been estimated to be zero.

The stock-based compensation expense recorded for the fiscal year ended December 31, 2023 was $0.6 million and was recorded within general and administrative expense in the Company’s consolidated statements of operations, as discussed below.

The following table summarizes stock option activity during the fiscal year ended December 31, 2023:

	Stock Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding at January 1, 2023	—	—	—	—
Options granted	600,000	$10.00	2.1	—
Options cancelled or forfeited	—	—	—	—
Outstanding at December 31, 2023	600,000	$10.00	2.1	—

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The aggregate intrinsic value in the above table is calculated as the difference between the fair value of the Company’s common stock as of December 31, 2023 and the exercise price of the stock options. As of December 31, 2023, the total unrecognized compensation related to unvested stock option awards granted was $1.6 million, which the Company expects to recognize over a weighted-average period of approximately 2.1 years. No stock options were exercised during the period.

Nothing was granted in 2024.

2022 Employee Stock Purchase Plan

The Board approved and adopted the 2022 Employee Stock Purchase Plan (the “ESPP”) prior to the Closing of the Business Combination.

Subject to adjustment, 2,180,000 shares of common stock are available for purchase pursuant to the exercise of options under the ESPP. Shares to be delivered upon exercise of options under the ESPP may be authorized but unissued stock, treasury stock, or stock acquired in an open-market transaction. Subject to certain requirements and exceptions, all individuals classified as employees on the payroll records of the Company or its subsidiaries are eligible to participate in any one or more of the offerings under the ESPP.

The ESPP allows eligible employees to purchase shares of common stock during specified offering periods, with such offering periods not to exceed 27 months. During each offering period, eligible employees will be granted an option to purchase shares of common stock on the last business day of the offering period. The purchase price of each share of common stock issued pursuant to the exercise of an option under the ESPP on an exercise date will be 85% (or such greater percentage as specified by the administrator of the ESPP) of the lesser of: (a) the fair market value of a share of common stock date the option is granted, which will be the first day of the offering period, and (b) the fair market value of a share of common stock on the exercise date, which will the last business day of the offering period.

The Board has discretion to amend the ESPP to any extent and in any manner it may deem advisable, provided that any amendment that would be treated as the adoption of a new plan for purposes of Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) will require stockholder approval. The Board may suspend or terminate the ESPP at any time. No purchases were made as of December 31, 2023.

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Profits Interests in Poseidon

Legacy Ocean’s founder and then sole stockholder was issued 17,454,542 shares of Legacy Ocean’s common stock (“Founders Shares”) upon the formation of Legacy Ocean on January 2, 2019. After inception and prior to the Business Combination, the majority of the Founders Shares were contributed to Poseidon Bio, LLC (“Poseidon”), with Poseidon subsequently granting Class A and Class B profit interests to Legacy Ocean’s founder and other certain executives and employees, respectively, and resulting in Legacy Ocean’s founder holding 100% of the voting power of Poseidon. Further, after inception and prior to the Business Combination, Legacy Ocean implemented reverse stock splits which are appropriately reflected as applicable to the consolidated financial statements.

These profit interests grants to the Company’s controlling shareholder were deemed to be transactions incurred by the shareholder and within the scope of ASC 718, Stock Compensation. As a result, the related transactions by the shareholder were pushed down into the Company’s condensed consolidated financial statements. As of December 31, 2023, Legacy Ocean’s founder held 100% of the voting power and 68% of the equity interests in Poseidon. The related stock-based compensation recognized is discussed below.

Stock-Based Compensation

The Company recognizes stock-based compensation costs for equity-based compensation awards granted to employees, nonemployees, and directors in accordance with U.S. GAAP. The Company estimates the fair value and the resulting amounts using the Black-Scholes option-pricing model. The fair value is recognized on a straight-line basis over the requisite service periods but accelerated to the extent that grants vest sooner than on a straight-line basis. Forfeitures are accounted for as they occur and requires management to make a number of other assumptions, including the volatility of the underlying shares, the risk-free interest rate, and expected dividends. Expected volatility is based on the historical share volatility of a set of comparable publicly traded companies over a period of time equal to the expected term of the grant or option.

Stock-based compensation for the fiscal year ended December 31, 2023 consisted of costs related to (i) stock options granted to non-employee directors in the first quarter of 2023 and (ii) warrants issued to advisors and consultants, as discussed below. Stock-based compensation for the fiscal year ended December 31, 2022 solely consisted of costs related to the profit interests in Poseidon.

The stock-based compensation allocation was based upon the grantees’ vested interests and the amount of time spent in their respective operating department. The following table summarizes the allocation of stock-based compensation for the years ended December 31, 2024 and 202 3:

(in thousands)	2024	2023
Research and development expense (1)	$-	$-
General and administrative expense (2)	745	1,205
Total stock-based compensation expense	$745	$1,205

(1)	As discussed above, certain executives and employees of the Company hold profit interests in Poseidon. The fair value of these profit interest was recorded on the grant dates at fair value utilizing an option-pricing model under which interests are valued by creating a series of call options with exercise prices based on the liquidation preferences and conversion terms of each equity class, adjusted for a discount for the lack of marketability to account for a lack of access to an active public market. As of the end of fiscal 2022, the profit interests were fully amortized.

(2)	In March 2023, the Company issued warrants to advisors and consultants as discussed below in Note 10, Warrants, which resulted in $0.6 million of stock-based compensation expense in 2023. Refer to discussion below for further detail. Also included in general and administrative expense is the stock-based compensation expense for the options awards to non-employee directors as discussed above.

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As of December 31, 2023, there was $1.6 million of unamortized stock-based compensation expense, to be recognized over a weighted-average period of approximately 2.1 years. As of 2024, __________

The following table provides information with respect to options outstanding under our Plan as of December 31, 2023:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	76,114	$41.75	2,181,280
Equity compensation plans not approved by security holders	-	-	-
Total	76,114	$41.75	2,181,280

Non-Employee Director Remuneration Policy

To be determined by the Board during 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-party transactions.” For purposes of our policy only, and not for purposes of required disclosure, which will be all related party transactions, even if less than $120,000, a “related-party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related party is any executive officer, director or a holder of more than five percent of our common shares, including any of their immediate family members and any entity owned or controlled by such persons.

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We will have our independent directors to the N&CG Committee. The CEO must present information regarding a proposed related-party transaction to the Nominating and Corporate Governance Committee. Under the policy, where a transaction has been identified as a related-party transaction, the CEO must present information regarding the proposed related-party transaction to our Nominating and Corporate Governance Committee, once the same is established, for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-party transactions, our Nominating and Corporate Governance Committee takes into account the relevant available facts and circumstances including, but not limited to:

●	whether the transaction was undertaken in the ordinary course of our business;

●	whether the related party transaction was initiated by us or the related party;

●	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

●	the purpose of, and the potential benefits to us from the related party transaction;

●	the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;

●	the related party’s interest in the related party transaction, and

●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Nominating and Corporate Governance Committee shall then make a recommendation to the Board, which will determine whether or not to approve of the related party transaction, and if so, upon what terms and conditions. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

Except as set forth below, we have not had any related party transactions, regardless of dollar amount:

Certain Relationships and Related Transactions

Transactions with Poseidon Bio, LLC

In December 2020, Chirinjeev Kathuria, the then sole shareholder of Legacy Ocean, contributed 100% of his shares to a then-wholly-owned entity, Poseidon Bio, LLC (“Poseidon”). In February 2021, Poseidon transferred 342,244 shares back to Chirinjeev Kathuria and Legacy Ocean’s employees and the remaining members of its management team became members of Poseidon. Prior to the Closing, Poseidon’s sole asset was 17,112,298 shares of Legacy Ocean’s common stock, which were exchanged for Company common stock pursuant to the Business Combination, and voting and investment authority over those shares is controlled by Poseidon’s five-member board of managers, which consists of Chirinjeev Kathuria, Elizabeth Ng, Daniel Behr, Dr. Jack Elias and Jonathan Kurtis.

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License Agreements with Elkurt, Inc.

On July 31, 2020, Legacy Ocean entered into four separate Exclusive License Agreements (the “Initial Brown License Agreements”), with Elkurt, Inc. (“Elkurt”), a licensee of Brown University. Legacy Ocean amended each of the Initial Brown License Agreements on March 21, 2021, August 31, 2021, March 25, 2022, July 1, 2022, July 2, 2022, August 25, 2022, November 1, 2023 and June 13, 2024. On September 13, 2022, Legacy Ocean entered into another Exclusive License Agreement (the “Brown Anti-PfGARP Small Molecules License Agreement”) with Elkurt. Elkurt is a company formed by Legacy Ocean’s scientific co-founders and members of our board of directors Jack A. Elias, M.D., former Dean of Medicine and current Special Advisor for Health Affairs to Brown University, and Jonathan Kurtis, M.D., PhD, Chair of the Department of Pathology and Laboratory Medicine at Brown University. Under the Initial Brown License Agreements and the Anti-PfGARP Small Molecules License Agreement, Elkurt grants to Legacy Ocean exclusive, royalty-bearing licenses to patent rights and nonexclusive, royalty-bearing licenses to know-how, solely to make, have made, market, offer for sale, use, and sell licensed products for use in certain fields.

On January 25, 2021, Legacy Ocean entered into an Exclusive License Agreement (the “Rhode Island License Agreement”) with Elkurt, a licensee of Rhode Island Hospital. Legacy Ocean amended the Rhode Island License Agreement on April 1, 2021, September 10, 2021, March 25, 2022, July 1, 2022, August 26, 2022 and July 18, 2024. Under the Rhode Island License Agreement, Elkurt, grants to Legacy Ocean an exclusive, royalty-bearing license to patent rights and a nonexclusive, royalty-bearing license to know-how, solely to make, have made, market, offer for sale, use, and sell licensed products for use in a certain field.

For more information regarding the Initial Brown License Agreements and the Rhode Island License Agreement please see Item 1 of the Annual Report on Form 10-K.

Equity Sales

In March and April 2021, Legacy Ocean issued 41,828 shares of common stock to certain persons who were accredited investors (consisting of friends and family of Legacy Ocean’s employees), at an aggregate offering price of $1.0 million. These shares were exchanged for our common stock in connection with the Business Combination. These transactions were effected without registration under the Securities Act in reliance on the exemption from registration provided under Section 4(2) promulgated thereunder.

For more information please see Legacy Ocean’s financial statements and the notes thereto in Amendment No. 2 to our Current Report on Form 8-K, initially filed on February 15, 2023, which is incorporated herein by reference.

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Consulting Agreement with Jonathan Kurtis

On February 22, 2021, Legacy Ocean entered into a Consulting Agreement with Jonathan Kurtis, a member of its board of directors, that was amended effective August 2, 2021 and further amended effective December 31, 2021. The Consulting Agreement provides for Mr. Kurtis to provide consulting services as requested by Legacy Ocean in exchange for an annual payment of $0.2 million which is payable only upon Legacy Ocean’s first cumulative capital raise equal to at least $50 million, subject to his continued service relationship with Legacy Ocean through such payment date. In addition, in connection with this consulting arrangement, Poseidon granted Mr. Kurtis 969,000 profits interests. The profits interests are subject to the terms and conditions of Poseidon’s Amended and Restated Operating Agreement and a profits interest agreement. Upon his termination of services for Legacy Ocean, other than by Legacy Ocean for “cause”, Poseidon has the right to purchase any vested profit interests at fair market value as determined by its board. If the termination is by Legacy Ocean for “cause,” vested profits interests are forfeited. The profits interests are fully vested.

Advisor Agreement with Dr. Jack Elias

On February 22, 2021, Legacy Ocean entered into an Advisor Agreement with Dr. Jack Elias, a member of Legacy Ocean’s board of directors. The Advisor Agreement provides for Dr. Elias to work with and advise Legacy Ocean from time to time on matters relating to Legacy Ocean’s actual or potential business, technology and products in exchange for an annual payment of $0.3 million, beginning on the start date of January 1, 2020, which is payable only upon Legacy Ocean’s first cumulative capital raise equal to at least $50 million, subject to his continued service relationship with Legacy Ocean through such payment date. In addition, in connection with this advising arrangement, Poseidon granted Dr. Elias 1,326,000 profits interests. The profits interests are subject to the terms and conditions of Poseidon’s Amended and Restated Operating Agreement and a profits interest agreement. Upon his termination of services for Legacy Ocean, other than by Legacy Ocean for “cause”, Poseidon has the right to purchase any vested profit interests at fair market value as determined by its board. If the termination is by Legacy Ocean for “cause”, vested profits interests are forfeited. The profits interests are fully vested.

Consulting Agreement with Chief Accounting Officer

The Company’s former Chief Accounting Officer previously provided consulting services to Legacy Ocean with RJS Consulting, LLC, his wholly owned limited liability company, through June 15, 2021, before becoming the Company’s Chief Accounting Officer. As of December 31, 2023 and 2022, Legacy Ocean owed RJS Consulting, LLC $0.1 million.

We are “controlled company” within the meaning of Nasdaq rules and the rules of the SEC. As a result, we qualify for exemptions from certain corporate governance requirements that provide protection to shareholders of other companies.

We are a “controlled company” within the meaning of Nasdaq rules and the rules of the SEC. As a result, we qualify for exemptions from certain corporate governance requirements that provide protection to shareholders of other companies.

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PROPOSAL NO. 1

THE ELECTION OF DIRECTORS

General

In accordance with our articles, our Board of Directors has set the number of directors at five (5) for the ensuing year. Accordingly, five directors are to be elected at this Annual Meeting to serve until the 2024 Annual Meeting of shareholders or until a successor has been elected and qualified for each. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that the nominees will decline or be unable to serve as directors, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election of the directors requires a plurality of the votes cast at the Annual Meeting. As the Company has grown, the Board determined in connection with the completion of our IPO to have a total of five directors as set forth below to have a full complement of independent directors.

The term of office of each of the current directors will end at the conclusion of the Meeting. Unless the director’s office is vacated earlier in accordance with the provisions of the Business Corporations Act (British Columbia) (“BCA”), each director elected will hold office until the conclusion of the next annual general meeting of the Company or, if no director is then elected, until a successor is elected.

Advance Notice Provisions

The Articles of the Company include advance notice provisions (the “Advance Notice Provisions”) that provide that only directors who have been nominated in accordance with the Advance Notice Provisions may be nominated for election to the Board of Directors. The Advance Notice Provisions provide Shareholders, directors and management of the Company with a clear framework for nominating directors. Among other things, the Advance Notice Provisions fix a deadline by which holders of Common Shares must submit director nominations to the Company prior to any annual or special meeting of Shareholders and sets forth the minimum information that a Shareholder must include in such notice to the Company for the notice to be in proper written form.

As of the date hereof, the Company has not received notice of a nomination in compliance with the Company’s Articles and, as such, other than nominations that may be received by the Company in compliance with the Advance Notice Provisions, any nominations which are not nominations by or at the direction of the Board, or an authorized officer of the Company, will be disregarded at the Meeting.

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Management’s Director Nominees

The following table sets forth the nominees for the directors on the Board of Directors. It also provides certain information about the nominees as of the Record Date. Board committee assignments will be reviewed and reassigned as appropriate after the 2024 Annual Meeting.

Nominees for Director

Name	Age	Position	Served Since

Dr. Chirinjeev Kathuria, M.D.	58	Founder, Executive Chairman, Director	June 2019

Elizabeth Ng, M.D.	67	Director	June 2019

Jonathan Kurtis, M.D., Ph.D	56	Director	June 2019

Michael Peterson	62	Director	June 2019

Amy Griffith	53	Director	October 2023

All directors’ bios are as set forth above under Management

Vote Required

Election of the directors requires a plurality of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE IN THIS PROPOSAL NO. 1.

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PROPOSAL 2

REVERSE STOCK SPLIT AUTHORIZATION

APPROVAL OF REVERSE STOCK SPLIT OF ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IN A RANGE OF 1:2 to 1:250

Our Board of Directors has determined that it is advisable and in our and our stockholders’ best interests that the Board of Directors be granted the authority to implement, in its sole discretion, a reverse stock split of the outstanding and treasury shares of our common stock at a specific exchange ratio set by the Board of Directors, at a range of ratios from 1-for-2 to 1-for-125, in the discretion of the Board of Directors and to be announced by press release or 8-K, and to grant authorization to the Board of Directors to determine, in its sole discretion, whether to implement the reverse stock split, as well as its specific timing (but not later than December 31, 2026) (the “Reverse Split Proposal”). Accordingly, stockholders are asked to approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split consistent with such terms and to grant authorization to the Board of Directors to determine, in its sole discretion, whether to implement the reverse stock split, as well as its specific timing and ratio (within the set of ratios listed above).

The Board of Directors strongly believes that the reverse stock split is necessary for the following reason:

On December 3, 2024, Ocean Biomedical received a letter from Nasdaq that it no longer complies with Rule 5550(a)(2) of Nasdaq’s Listing Rules (the “Rules”) which require listed securities to maintain a minimum bid price of $1 per share. Based upon the closing bid price for the last 30 consecutive business days (October 21, 2024 to December 2, 2024), the Company no longer meets this requirement. However, the Rules also provide the Company a compliance period of 180 calendar days (until June 2, 2025) in which to regain compliance. Pursuant to Rule 5810(c)(3)(C) if at any time during this 180 day period the closing bid price of the Company’s security is at least $1 for a minimum of ten consecutive business days, Nasdaq will provide the Company written confirmation of compliance and this matter will be closed. In the event the Company does not regain compliance by June 2, 2025, the Company may be eligible for additional time to regain compliance, or may face delisting.

The Board of Directors has approved a resolution proposing an amendment to our amended and restated certificate of incorporation to allow for the reverse stock split and directed that it be submitted for approval by consent in lieu of a special meeting of shareholders.

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The Board of Directors believes that it is critical to the future viability of the Company that you vote “FOR” the Proposal.

Should we receive the required stockholder approval for the Reverse Split Proposal, the Board of Directors will have the sole authority to elect, without the need for any further action on the part of our stockholders: (1) whether or not to effect a reverse stock split, and (2) if so, the number of whole shares, from 15 through 100, in the discretion of the Board of Directors, which will be combined into one share of our common stock. Notwithstanding approval of the reverse stock split by the stockholders, the Board of Directors may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Province of British Columbia not to effect the reverse stock split on or prior to December 31, 2025, as permitted under applicable law. If the Board of Directors does not implement a reverse stock split on or prior to December 31, 2025, stockholder approval again would be required prior to implementing any reverse stock split.

In determining which reverse stock split ratio to implement, if any, following receipt of stockholder approval, the Board of Directors may consider, among other things, various factors, such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the reverse stock split on the trading market for our Common Stock in the short- and long-term;

●	our ability to maintain listing on The NASDAQ Capital Market;

●	which reverse stock split ratio would result in the least administrative cost to us; and

●	prevailing general market and economic conditions.

Certain of our officers and directors have an interest in the reverse stock split as a result of their ownership of Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

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The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed reverse stock split will increase our stock price or that any increase will be maintained over any significant period of time. The Board of Directors expects that a reverse stock split of our Common Stock will increase the market price of our Common Stock. However, the effect of a reverse stock split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances does not indicate a likelihood that our stock price will be maintained at any higher level. It is possible that the per share price of our Common Stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the reverse stock split, and the market price per post-reverse stock split share may not exceed or remain at any specified level for a sustained period of time, and the reverse stock split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect a reverse stock split, the market price of our Common Stock may decrease due to factors unrelated to the stock split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the reverse stock split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split.

Current stockholders will likely experience dilution as a result of the Reverse Stock Split. There is a trend for our stock price to decrease after a reverse stock split. This is likely as a result of the availability of more shares issued as a result of our anticipated future financing needs. As the number of shares available in the market increases, the price tends to decrease. We are unable to predict if, when and to what magnitude dilution will occur; however, there is a substantial likelihood that significant dilution will occur based on historical data.

The proposed reverse stock split may decrease the liquidity of our stock. The liquidity of our capital stock may be harmed by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split.

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In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board of Directors or render tender offers for a combination with another entity more difficult to successfully complete. The Board of Directors does not intend for the reverse stock split to have any anti-takeover effects.

The Board of Directors believes that the consummation of the proposed reverse stock split is essential to our ability to maintain the listing of the Common Stock. Nevertheless, this is likely to result in substantial further dilution to current holders of shares of Common Stock and erosion of our stock price.

Principal Effects of the Reverse Stock Split

After the effective date of the proposed reverse stock split, each stockholder will own a reduced number of shares of Common Stock. Except to the extent that whole shares will be exchanged in lieu of fractional shares as described below, the proposed reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in us and proportionate voting rights and other rights and preferences of the holders of Common Stock will not be affected by the proposed reverse stock split. The number of stockholders of record also will not be affected by the proposed reverse stock split, except to the extent that whole shares will be exchanged in lieu of fractional shares as described below.

The following table contains approximate information relating to the Common Stock under the low end, high end and midpoint of the proposed range of reverse stock split ratios, without giving effect to any adjustments for fractional shares of Common Stock, as of February 21, 2025 (and without giving effect to the Authorized Share Increase):

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Authorized but Unissued
Pre-Reverse Stock Split	300,000,000	140,584,743	159,415,257
Post-Reverse Stock Split 1:2	300,000,000	70,292,371	229,707,629
Post-Reverse Stock Split 1:12	300,000,000	11,715,395	288,284,605
Post-Reverse Stock Split 1:250	300,000,000	1,200,000	298,800,000

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We maintain a Stock Incentive Plan (the “Plan”) pursuant to which we have granted stock options and restricted shares that are presently outstanding, and additional equity incentive compensation awards may be granted in the future under the Plan. Pursuant to the terms of the Plan, the Board of Directors or a committee thereof, as applicable, will adjust the number of shares available for future grant under the Plan, the number of shares underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the Plan to equitably reflect the effects of the reverse stock split.

In addition, proportionate adjustments will be made to the per share exercise price of all outstanding warrants to purchase shares of our Common Stock, as well as to the numbers of each.

If the proposed reverse stock split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

After the effective date of the reverse stock split, our Common Stock would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act. The proposed reverse stock split will not affect the registration of the Common Stock under the Securities Exchange Act. Our Common Stock would continue to be reported on the Nasdaq Capital Market.

Effective Date

The proposed reverse stock split would become effective on the date of filing of a certificate of amendment to our articles in Delaware. On the effective date, shares of Common Stock issued and outstanding and the shares of Common Stock held in treasury, in each case, immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the reverse stock split ratio determined by the Board of Directors within the limits set forth in this proposal.

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Treatment of Fractional Shares

No fractional shares would be issued if, as a result of the reverse stock split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the reverse stock split will automatically be entitled to receive an additional share of Common Stock. In other words, any fractional share will be rounded up to the nearest whole number.

Record and Beneficial Stockholders

If the reverse stock split is authorized by the stockholders and the Board of Directors elects to implement the reverse stock split, stockholders of record holding some or all of their shares of our Common Stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of our Common Stock they hold after the reverse stock split. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the reverse stock split is authorized by the stockholders and the Board of Directors elects to implement the reverse stock split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the reverse stock split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-reverse stock split shares will be asked to surrender to the exchange agent certificates representing pre-reverse stock split shares in exchange for post-reverse stock split shares, including whole shares to be issued in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split rounded up to the nearest whole share. No new post-reverse stock split share certificates, including those representing whole shares to be issued in lieu of fractional shares, will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

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STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of Common Stock would remain unchanged after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury will also be reduced proportionately based on the exchange ratio of the reverse stock split. We will reclassify prior period per share amounts and the Consolidated Statements of Stockholders’ Equity for the effect of the reverse stock split for any prior periods in our financial statements and reports such that prior periods are comparable to current period presentation. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Certain Material U.S. Federal Income Tax Consequence of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the reverse stock split to our stockholders who are United States holders, as defined below. This summary is general in nature and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any U.S. federal non-income, state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, real estate investment trusts, real estate mortgage investment conduits, foreign entities, nonresident alien individuals, broker-dealers, stockholders whose functional currency is not the U.S. dollar, partnerships (or other entities classified as partnership for U.S. federal income tax purposes, S corporations or other flow-through entities for U.S. federal income tax purposes, and tax-exempt entities. Other stockholders may also be subject to special tax rules, including but not limited to: stockholders that received Common Stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging constructive sale or conversion transaction for federal income tax purposes. This summary also assumes that you are a United States holder (defined below) who has held, and will hold, shares of Common Stock as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), i.e., generally, property held for investment. Finally, the following discussion does not address the tax consequences of transactions occurring prior to or after the reverse stock split (whether or not such transactions are in connection with the reverse stock split), including, without limitation, the exercise of options or rights to purchase Common Stock in anticipation of the reverse stock split.

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The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. You should consult with your own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any state, including the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust that (i) is subject to the primary supervision of a U.S. court and of which one or more “U.S. persons” (as defined in the Code) has the authority to control all substantial decisions, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

The following discussion is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and administrative rulings and practice, all as of the date hereof, all of which are subject to change, potentially with retroactive effect which could adversely affect the accuracy of the statements and conclusions set forth herein. No ruling from the Internal Revenue Service or opinion of counsel has been obtained in connection with the reverse stock split, and there can be no assurance that the Internal Revenue Service would not take a position contrary to that discussed herein, nor that such contrary position would not be sustained.

Other than in respect of a fractional share that is rounded up to a full share, no gain or loss should be recognized by a United States holder upon such stockholder’s exchange of pre-reverse stock split shares of Common Stock for post-reverse stock split shares of Common Stock pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any whole share received in exchange for a fractional share) will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefore. The United States holder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split. Although the matter is not clear, it is possible that United States holders whose fractional shares resulting from the reverse stock split are rounded up to the nearest whole share will recognize gain, which may be characterized as either a capital gain or as a dividend, to the extent of the value of such rounded-up amount (i.e., less than one share).

No gain or loss will be recognized by us as a result of the reverse stock split.

On or before February 21, 2025, the Company will enter into a securities purchase agreement for the purchase of up to 45,000 shares of Series A redeemable convertible preferred stock in a private placement. Each share of Series A preferred stock has a purchase price of $.01. Each share of Series A preferred stock is convertible into shares of the Company’s common stock at an initial conversion price of $0.01 per share, at the option of the holder, at any time following the Company’s receipt of stockholder approval for the reverse stock split proposal. The Company will be permitted to compel conversion of the Series A preferred stock after the fulfillment of certain conditions and subject to certain limitations.

The Series A preferred stock permits the holders thereof to vote together with the holders of the Company’s common stock on a proposal to effect a reverse split of the issued and outstanding shares of the Company’s common stock at an annual or special meeting of the Company’s stockholders. The Series A preferred stock permits the holder to cast 2,000 votes per share of Series A preferred stock on such proposal. The Series A preferred stock will not be permitted to vote on any other matter. The holders of the Series A preferred stock agreed not to transfer their shares of preferred stock until after the meeting of Company stockholders. The holders of the Series A preferred stock agreed to vote their shares on such proposal in the same proportions as the shares of common stock. The holders of the Series A preferred stock have the right to require the Company to redeem their shares of preferred stock for cash at the stated value of such shares commencing after the earlier of the Company’s stockholders’ approval of the authorized share increase and 90 days after the closing of the issuance of the Series A preferred stock and until 120 days after such closing.

To the extent Series A preferred stock is converted or otherwise not redeemed after 120 days from closing, the Company will use such net proceeds from this offering for general corporate purposes.

The Series A preferred stock described above will be offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder and, along with the shares of common stock underlying the Series A preferred stock, have not been registered under the Act, or applicable state securities laws. Accordingly, the Series A preferred stock and underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Act and such applicable state securities laws.

The Series A preferred stock described above will be offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder and, along with the shares of common stock underlying the Series A preferred stock, have not been registered under the Act, or applicable state securities laws. Accordingly, the Series A preferred stock and underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Act and such applicable state securities laws.

The Series A preferred stock will only be utilized to vote on the reverse stock split. The Company is utilizing this “mirrored” preferred stock (which will vote in favor of the reverse stock split in the same proportion as holders of common stock will vote in favor of this measure), thus the super voting preferred will be voting accordance to the preference of the shareholders who do vote with respect to this measure.

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THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Vote Required

The Reverse Stock Split will be approved if the majority of issued and outstanding shares as of the Record Date vote in favor of the proposal. As a result, abstentions will have no effect on this proposal. Broker non-votes are not expected to result from the vote on this proposal.

Voting Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL 3

APPROVAL OF EQUITY COMPENSATION PLAN

Overview of Action

We are seeking stockholder approval of our 2025 Plan which will have [10] million shares (the “Plan”), as discussed in further detail below. Our Board approved the Plan on January 29, 2025, subject to stockholder approval at the Annual Meeting. If the Plan Amendment is approved by stockholders, the Plan Amendment will be effective as of the Annual Meeting. Capitalized terms used in this Proposal but not defined have the meanings ascribed to such terms in our 2025 Plan.

The purpose of our 2025 Plan is to enhance our ability to attract and retain the services of directors, officers, consultants, advisors, and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in our development and financial success. Without stockholder approval of this proposal, we believe our ability to attract and retain the services of directors, officers, consultants, advisors, and employees would be negatively impacted, and our recruiting, retention and incentive efforts would become more difficult.

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Awards (as defined below) under our 2025 Plan will be granted in amounts and to individuals as determined by the Committee (as defined below) in its sole discretion. Therefore, the benefits or amounts that will be received by officers, directors, employees, and consultants under our 2025 Plan are not determinable at this time. However, we believe stockholder approval of the Plan Amendment would allow us to continue to attract and retain talented directors, officers, employees, and consultants.

Background of Our 2025 Plan

Our 2025 Plan will remain in effect until July 2028, unless terminated earlier by our Board.

Material Features of Our 2025 Plan

The material features of our 2025 Plan, as amended by the Plan Amendment, are summarized below. This summary is not a complete description of our 2025 Plan, and it is qualified in its entirety by reference to the complete text of our 2025 Plan document. Our 2025 Plan and the Plan Amendment are attached as Appendix A-1 and Appendix A-2 to this Proxy Statement, respectively.

Stock Subject to Our 2025 Plan

Subject to stockholder approval, the number of shares of Common Stock reserved under our 2025 Plan will be 30,000,000 shares. Shares of Common Stock subject to our 2025 Plan consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary, and such number of shares of Common Stock will be reserved for such purpose. Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Options, Warrants or Preferred Stock at the termination of our 2025 Plan will cease to be reserved for the purposes of our 2025 Plan, but until termination of our 2025 Plan we will at all times reserve a sufficient number of shares of Common Stock to meet the requirements of our 2025 Plan.

Administration

Our Board appointed our Compensation Committee as the administrator of our 2025 Plan. In the event that for any reason the Compensation Committee is unable to act, or if our Board otherwise determines to administer the 2025 Plan, then the 2025 Plan will be administered by our Board. In either such case, such 2025 Plan administrator is herein referred to as the “Committee.”

Eligibility

The 2025 Plan provides for the grant of Options, Warrants, Restricted Stock, Preferred Stock, or RSUs (collectively, “Awards”) to our, or any Subsidiary’s, directors, officers, employees, consultants and advisors (each, a “Participant” and collectively, “Participants”); provided that Incentive Options or Incentive Warrants may only be granted to our employees and any Subsidiary’s employees. As of August 19, 2024, 7 employees (including each of our executive officers) and 5 non-employee directors are eligible to participate in our 2025 Plan.

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In selecting Participants, and in determining the number of shares to be covered by each Option or Warrant or award of Restricted Stock, Preferred Stock or RSU granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to us, the Participant’s degree of responsibility for and contribution to our growth and success, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option, Restricted Stock, Preferred Stock, RSU or Warrant, under our 2025 Plan, may be granted additional Options, Warrants, Restricted Stock, Preferred Stock, or RSUs, as determined by the Committee.

Forms of Awards

The following is a description of the Awards permitted to be issued under our 2025 Plan.

Terms and Conditions of Options

Options awarded under our 2025 Plan are designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. The purchase price of each share of Common Stock purchasable under an Incentive Option will be determined by the Committee at the time of grant, but will not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock will be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Nonqualified Option will not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted.

The term of each Option is fixed by the Committee, but no Option will be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option will be exercisable more than five years after the date such Incentive Option is granted.

Terms and Conditions of Warrants

Warrants awarded under our 2025 Plan will be designated in an Award Agreement as either an Incentive Warrant or a Non-Qualified Warrant. The purchase price of each share of Common Stock purchasable under an Incentive Warrant is determined by the Committee at the time of grant, but will not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Warrant is granted; provided, however, that with respect to an Grantee who, at the time such Incentive Warrant is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share of Common Stock will be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Non-Qualified Warrant will not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Warrant is granted.

The term of each Warrant is fixed by the Committee, but no Warrant will be exercisable more than ten years after the date such Warrant is granted and in the case of an Incentive Warrant granted to an Grantee who, at the time such Incentive Warrant is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Warrant will be exercisable more than five years after the date such Incentive Warrant is granted.

Terms and Conditions of Restricted Stock

Restricted Stock may be granted to Participants at any time as determined by Committee in its sole discretion. Subject to our 2025 Plan, the Committee has complete discretion to determine (i) the number of shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.

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The Committee, subject to the provisions of our 2025 Plan, has complete discretion to determine the terms and conditions of Restricted Stock granted under our 2025 Plan; provided that Restricted Stock may only be issued in the form of shares. Restricted Stock grants are subject to the terms, conditions, and restrictions determined by the Committee at the time the stock or the RSU is awarded. Any certificates representing the shares of stock awarded will bear such legends as determined by the Committee.

Terms and Conditions of Preferred Stock

Preferred Stock may be granted to Participants at any time as determined by Committee in its sole discretion. Subject to our 2025 Plan, the Committee has complete discretion to designate the number of shares of Preferred Stock authorized by our Board on the terms and conditions determined by the Committee. The Committee will determine the terms and conditions of the issuance of any Preferred Stock issued pursuant to our 2025 Plan (which terms and conditions may include standard equity blockers, conditions to issuance and the conversion price of the Preferred Stock) and any related agreements with respect to the issuance of the Preferred Stock and to interpret the provisions and supervise the administration of our 2025 Plan with respect to the issuance of any Preferred Stock.

We may not effect any conversion of Preferred Stock issued under our 2025 Plan, and no Participant has the right to convert any Preferred Stock, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Participant’s affiliates) would have acquired, through conversion of such Preferred Stock or otherwise, beneficial ownership of a number of shares of Common Stock that exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing, the number of shares of Common Stock beneficially owned by a Participant and its affiliates includes only the number of shares of Common Stock issuable upon the shares of Preferred Stock being converted with respect to which the determination of such sentence is being made.

Terms and Conditions of RSUs

RSUs may be granted to Participants at any time as determined by Committee in its sole discretion. Subject to our 2025 Plan, the Committee has complete discretion to determine (i) the number of shares subject to a RSU award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of RSU.

The Committee, subject to the provisions of our 2025 Plan, has complete discretion to determine the terms and conditions of RSUs granted under our 2025 Plan; provided that RSUs may only be issued in the form of shares. RSU grants are subject to the terms, conditions, and restrictions determined by the Committee at the time the RSU is awarded. Any certificates representing the shares of stock awarded will bear such legends as determined by the Committee.

Transferability of Awards

Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant, without the prior written consent of the Committee. If the Committee makes an Award transferable, such Award will contain such additional terms and conditions as the Committee deems appropriate.

Merger or Change in Control

In the event of a Change in Control, the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option or Warrant will terminate within a specified number of days after notice to the Optionee or Grantee thereunder, and each such Optionee or Grantee will receive, with respect to each share of Common Stock subject to such Option or Warrant, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option or Warrant; such amount will be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee may determine in its sole discretion.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock, the Committee will make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under our 2025 Plan and in the number and option price of shares subject to outstanding Options or Warrants granted under our 2025 Plan, to the end that after such event each Optionee’s or Grantee’s proportionate interest will be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee will, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options or Incentive Warrants previously granted will not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments will also be made in the case of outstanding Restricted Stock, Preferred Stock and RSUs granted under our 2025 Plan.

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Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences as of the date hereof with respect to awards under our 2025 Plan for participants who are both citizens and residents of the United States. This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this information statement (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and further that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. Accordingly, participants are urged to consult with their own qualified tax advisors.

Non-Qualified Options and Non-Qualified Warrants

No taxable income will be realized by the Participant upon the grant of a Non-Qualified Option or Non-Qualified Warrant. On exercise, the excess of the Fair Market Value of the stock at the time of exercise over the price of the Option or Warrant of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The Participant’s tax basis for stock acquired upon exercise of a Non-Qualified Option or Warrant will be equal to the price paid for the stock, plus any amounts included in income as compensation. If the Participant pays the exercise price of an option or Warrant in whole or in part with previously owned shares of Common Stock, the Participant’s tax basis and holding period for the newly acquired shares is determined as follows: As to a number of newly acquired shares equal to the number of previously owned shares used by the Participant to pay the exercise price, no gain or loss will be recognized by the Participant on the date of exercise and the Participant’s tax basis and holding period for the previously owned shares will carry over to the newly acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously owned shares. As to each remaining newly acquired share, the Participant’s tax basis will equal the fair market value of the share on the date of exercise and the Participant’s holding period will begin on the day after the exercise date. The Participant’s compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of Common Stock. Special rules, discussed below under “Incentive Options and Incentive Warrants—Disposition of Incentive Option Shares and Incentive Warrants Shares,” will apply if a Participant surrenders previously owned shares acquired upon the exercise of an incentive option or incentive Warrant that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a Non-Qualified Option or Non-Qualified Warrant.

Disposition of Option Shares and Warrant Shares

When a sale of the acquired shares occurs, a Participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than 12 months. There will be no tax consequences to us in connection with a sale of shares acquired under an option or Warrant.

Incentive Options and Incentive Warrants

The grant of an Incentive Option or Incentive Warrant will not result in any federal income tax to a Participant. Upon the exercise of an Incentive Option or Incentive Warrant, a Participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the “spread”) generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the Participant for the year in which the Option or Warrant is exercised. As a result of the exercise a Participant’s federal income tax liability may be increased. If the holder of an Incentive Option or Incentive Warrant pays the exercise price, in full or in part, with shares of previously acquired Common Stock, the exchange should not affect the Incentive Option or Incentive Warrant tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the Participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The Participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive option or incentive Warrant holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the Common Stock is issued to the Participant upon exercise of the Incentive Option or Incentive Warrant. If an exercise is effected using shares previously acquired through the exercise of an Incentive Option or Incentive Warrant, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

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Disposition of Incentive Option Shares and Incentive Warrant Shares. If the holder of Incentive Options or Incentive Warrants disposes of the stock acquired upon the exercise of an Incentive Option or Incentive Warrant (including the transfer of acquired stock in payment of the exercise price of another Incentive Option or Incentive Warrant) either within two years from the date of grant or within one year from the date of exercise, the Option or Warrant holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the Incentive Option or Incentive Warrant is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the Incentive Option or Incentive Warrant alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the Participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction. We are not entitled to a tax deduction upon either exercise of an Incentive Option or Incentive Warrant or disposition of stock acquired pursuant to such an exercise, except to the extent that the Option or Warrant holder recognized ordinary income in a disqualifying disposition.

Stock Grants

A Participant who receives a stock grant under our 2025 Plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a Participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Code, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the Participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the Participant for the forfeited shares. Taxes are required to be withheld from the Participant at the time and on the amount of ordinary income recognized by the Participant. We will be entitled to a deduction at the same time and in the same amount as the Participant recognizes income.

Required Vote

The vote to our 2025 Plan requires the affirmative vote of a majority of the votes cast. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal No. 4. Abstentions will have no effect on the result of the vote on this proposal.

This proposal is considered a non-routine matter under applicable NYSE rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENT TO OUR 2025 Plan

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PROPOSAL 4 RATIFICATION OF AUDITORS

RATIFICATION OF APPOINTMENT OF ACCOUNTING FIRM

Our Audit Committee has selected Berkowitz Pollock Brant, CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and had selected Deloitte LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and has further directed that management submit the selection of the independent registered public accounting firms for ratification by our stockholders at the Annual Meeting. Services provided to us and our subsidiaries by Berkowitz Pollock Brant, CPAs for the fiscal years ended December 31, 2024 and 2023 are described below and within the section of this Proxy Statement titled “Audit Committee Report.”

Neither our governing documents nor applicable law require stockholder ratification of the selection of Berkowitz Pollock Brant, CPAs as our independent registered public accounting firm. However, our Board is submitting the selection of Berkowitz Pollock Brant, CPAs to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, our Audit Committee will reconsider whether to continue retaining Deloitte LLP. Even if the selection is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in our and our stockholders’ best interests.

Berkowitz Pollock Brant, CPAs has audited our financial statements since 2024. Representatives of Berkowitz Pollock Brant, CPAs are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Auditor Fees and Services

The following table summarizes the aggregate fees for professional audit services and other services rendered by Berkowitz Pollock Brant, CPAs for the year ended December 31, 2024 and Deloitte LLP for the year ended December 31, 2023:

	Year Ended December 31,
Category of Fees	2024	2023
Audit Fees	140,000	1,800,000
Audit-Related Fees
Tax Fees
All Other Fees
Total:	140,000	1,800,000

Audit Fees

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and review of other filings in connection with our annual financial statements.

Audit-Related Fees

There were no audit-related fees for the years ended December 31, 2024 and 2023.

Tax Fees

There were no tax fees for the years ended December 31, 2024 and 2023.

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All Other Fees

All other fees consist of fees for miscellaneous items, including fees related to the review of our registration statements and comfort letters.

Audit Committee Pre-Approval Policy

Our Audit Committee’s policy is to pre-approve all audit, audit-related, and permissible non-audit services, including tax and other services, performed by our independent registered public accounting firm. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, our Audit Committee may also pre-approve particular services on a case-by-case basis. All services provided by our independent registered public accounting firm were approved by our Audit Committee.

Required Vote

The ratification of Berkowitz Pollock Brant, CPAs as our independent registered public accounting firm for the year ending December 31, 2024 and of Deloitte, LLP for 2023 requires the affirmative vote of a majority of the votes cast. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal No. 4. Abstentions will have no effect on the outcome of the vote on this proposal.

This proposal is considered a routine matter under applicable NYSE rules. Because a bank, broker, or other nominee may vote without instructions on this matter, we do not expect any broker non-votes to result for this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF APPOINTMENT OF ACCOUNTING FIRM

AUDIT COMMITTEE REPORT

Our Audit Committee is responsible for providing independent, objective oversight of, among other things, our financial reporting functions, our independent registered public accounting firm, our system of internal controls, our legal and regulatory compliance, and compliance with our Insider Trading Policy and Code of Ethics. Our Audit Committee is currently composed of three directors, each of whom meets the independence and experience requirements under applicable Nasdaq rules, as well as the independence requirements applicable to Audit Committee members under applicable SEC rules. In addition, our Board has determined that the Chair of our Audit Committee qualifies as an “audit committee financial expert” under applicable SEC rules.

Management is responsible for the preparation of our financial statements and financial reporting process, including our system of internal controls. Berkowitz Pollack Grant, CPAs, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”), and expressing an opinion on whether our consolidated financial statements present fairly, in all material respects, our financial position and results of operations and cash flows for the periods presented in conformity with US generally accepted accounting principles. Our Audit Committee’s responsibility is to monitor and oversee these processes.

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In connection with these responsibilities, our Audit Committee will meet with management and Berkowitz Pollock Brant, CPAs to review and discuss the December 31, 2024 audited consolidated financial statements and obtained from management their representation that our financial statements have been prepared in accordance with U.S. generally accepted accounting principles (and did so with Deloitte, LLP with respect to our December 31, 2023 audited consolidated financial statements).

With regard to our 2023 annual financial statements, our Audit Committee also discussed with Deloitte LLP the matters required by Auditing Standard No. 1301, “Communications with Audit Committees” of the PCAOB, which includes, among other items, information regarding the conduct of the integrated audit of our audited consolidated financial statements. Our Audit Committee has received the written communications from Deloitte, LLP required by applicable requirements of the PCAOB regarding Deloitte, LLP communication with our Audit Committee concerning independence and has discussed with Deloitte, LLP its independence.

Our Audit Committee operates under a written charter, which was adopted by our Board and is assessed annually for adequacy by our Audi Committee. Our Audit Committee held four meetings during year ended December 31, 2024, including meetings with Deloitte LLP and Berkowitz Pollock Brant CPAs, and with and without management present. In performing its functions, our Audit Committee acts only in an oversight capacity. It is not the responsibility of our Audit Committee to determine that our financial statements are complete and accurate, are presented in accordance with U.S. generally accepted accounting principles or present fairly our results of operations for the periods presented, or that we maintain appropriate internal controls. Furthermore, our Audit Committee’s oversight responsibilities do not independently assure that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB or that our registered public accounting firm is independent.

Based upon our Audit Committee’s review and discussions with management and Deloitte, LLP, and subject to the limitations of our Audit Committee’s role and responsibilities referred to above and in our Audit Committee charter, our Audit Committee recommended that our Board include the audited consolidated financial statements in our Annual Report.

AUDIT COMMITTEE

Michael L. Peterson (Chair)
Amy Griffith
Bill Owens

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Our Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

PROPOSAL 5 FREQUENCY OF “SAY ON PAY”

Background

In accordance with Section 14A of the Exchange Act and applicable SEC rules, we are providing our stockholders with the opportunity to vote, on a non-binding advisory basis on the frequency with which we should solicit an advisory vote on the compensation of our named executive officers (a “Say-on-Pay Proposal”).

You may cast your vote for one of the following options as to the frequency with which we should submit a Say-on-Pay Proposal to our stockholders: every “One Year,” “Two Years” or “Three Years.” Alternatively, you can choose to abstain from voting.

Summary

After careful consideration, and consistent with our historical practice, our Board believes that submitting a Say-on-Pay Proposal to our stockholders every “Three Years” is appropriate for us and our stockholders at this time. We view the Say-on-Pay Proposal to be an important, but not the only, opportunity for our stockholders to communicate with us regarding their views on our executive compensation program.

Proposal

In accordance with Section 14A of the Exchange Act, we are asking our stockholders to vote for a frequency of every “Three Years” with respect to the following resolution at the Annual Meeting:

“RESOLVED, the stockholders of the Company approve, on a non-binding, advisory basis, that the frequency of future advisory votes on the compensation of our named executive officers shall occur every three years.”

Effect of Proposal

The advisory approval of the frequency of future stockholder advisory votes to approve the compensation of our named executive officers is non-binding. The outcome of this vote will not require our Board or our Compensation Committee to take any action regarding the frequency of future advisory votes to approve the compensation of our named executive officers. However, our Board and our Compensation Committee value the opinions of our stockholders and will take into consideration the outcome of the vote when considering the frequency of future votes to approve the compensation of our named executive officers.

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Required Vote

Stockholders may select every “One Year,” “Two Years” or “Three Years” with respect to this proposal, or may abstain from voting. The option, if any, that receives the affirmative vote of a majority of the votes cast will be deemed to be the frequency preferred by our stockholders.

This proposal is considered a non-routine matter under applicable NYSE rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. If no contrary indication is made, returned proxies will be voted for every “Three Years.”

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR A FREQUENCY OF EVERY “THREE YEARS” FOR THE ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL 6 “SAY ON PAY”

The Company is presenting the following proposal, which gives you as a shareholder the opportunity to endorse or not endorse our pay program for named executive officers by voting for or against the following resolution. This resolution is required pursuant to Section 14A of the Securities Exchange Act. While our Board of Directors intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

“RESOLVED, that the shareholders approve the compensation of the Company’s named executive officers, as disclosed in this proxy statement, the compensation tables, and the related disclosure contained in the proxy statement set forth in this proxy statement.”

The Board of Directors recommends that you vote FOR approval of the compensation of our named executive officers as disclosed in in the proxy statement set forth under the caption [insert appropriate reference] of this proxy statement. Proxies will be voted FOR approval of the proposal unless otherwise specified.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of February 21, 2025 by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding common stock;

●	each of the Company’s executive officers and directors; and

●	all of the Company’s executive officers and directors as a group.

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Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses, or has the right to acquire within 60 days, sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. The beneficial ownership of the Company’s common stock is based on 140,584,743 shares of Common Stock issued and outstanding as of February 21, 2025, unless otherwise indicated. There are currently no shares of Company preferred stock issued and outstanding.

In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all shares subject to options or warrants held by such person or entity were deemed outstanding if such options or warrants are currently exercisable or are exercisable within 60 days of February 21, 2025. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage Of Outstanding Shares
Common Stock
Directors and Executive Officers of the Company:
Dr. Chirinjeev Kathuria, M.D. (3) (4) (5)	22,199,608	15.79%
Elizabeth Ng (3)	—	—
	—
Inderjote Kathuria, M.D.	—	—
	—	—
Jonathan Kurtis, M.D., Ph.D. (3) (6)	47,909	*
William Owens (3) (6)	47,909	*
Amy Griffith	—	—
Michelle Berrey (3) (6)	47,909	*

Michael L. Peterson (3) (6) (7)	327,909	*
Dr. Jack A. Elias (3) (6)	47,909	*
Suren Ajjarapu (3) (6) (8) (9)	2,517,659	1.79%
All Directors and Executive Officers of the Company as a Group (14 Individuals) (10)	25,236,812	17.95%

Five Percent or Greater Holders of the Company:
Poseidon Bio, LLC(5)	21,742,756	15.47
Entities affiliated with Polar(11)	2,600,000	1.85%
RSN Associates, LLC(12)	2,500,000	1.78%
Series A Preferred Stock
David Batista	45,000	100%

*	Less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Ocean Biomedical, Inc., 55 Claverick Street, Room 325, Providence, Rhode Island 02903.

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(2)	To the best of the Company’s knowledge, based on information reported by such beneficial owner or contained in the Company’s stockholder records.

(3)	Serves as a member of the Company’s board of directors.

(4)	According to a Schedule 13D filed with the SEC on February 24, 2023, jointly on behalf of Dr. Chirinjeev Kathuria and Poseidon Bio, LLC (“Poseidon”). Includes 456,852 shares held directly by Dr. Kathuria and 21,742,756 shares held by Poseidon. Dr. Kathuria is a managing director and owns all of the voting equity of Poseidon, and he therefore may be deemed to have beneficial ownership of the common stock held directly by Poseidon. Dr. Kathuria disclaims any beneficial ownership of the shares held by Poseidon other than to the extent of his pecuniary interest therein.

(5)	According to a Schedule 13D filed with the SEC on February 24, 2023, jointly on behalf of Poseidon and Dr. Chirinjeev Kathuria. Voting and investment decisions with respect to securities held by Poseidon are made by Dr. Kathuria, a managing director of Poseidon. Dr. Kathuria owns all of the voting equity of Poseidon. The address of Poseidon is c/o Ocean Biomedical, Inc., 55 Claverick Street, Room 325, Providence, Rhode Island 02903. Elizabeth Ng, Dr. Inderjote Kathuria, Gurinder Kalra, Daniel Behr, and Jonathan Kurtis own non-voting profit interests in Poseidon.

(6)	Includes options to purchase 47,909 shares of Company common stock, which are exercisable within 60 days of August 3, 2023, pursuant to a ten-year stock option award under the 2022 Stock Option and Incentive Plan for 75,000 shares of the Company’s common stock (such shares, the “Option Shares”) granted to each of the Company’s non-employee directors on February 15, 2023 (each such option, an “Incentive Option”). Beginning on March 15, 2023, each Incentive Option became exercisable in 36 monthly installments, with 2,083 Option Shares becoming exercisable on each of the first 35 installments and the remaining 2,095 Option Shares becoming exercisable on the final installment, subject to the non-employee director remaining in service as a member of the Company’s board of directors on each installment date.

(7)	Includes (i) 80,000 shares held of record by Mr. Peterson, (i) 200,000 shares underlying 200,000 private placement warrants held by Mr. Peterson, all of which are exercisable within 60 days of June [ ], 2023, and (iii) 47,909 Option Shares underlying Mr. Peterson’s Incentive Option, all of which are exercisable within 60 days of August 3, 2023.

(8)	According to a Schedule 13D/A filed with the SEC on March 24, 2023, jointly on behalf of Suren Ajjarapu, the Sponsor, Sansur Associates, LLC (“Sansur”), the Surendra Ajjarapu Revocable Trust of 2007 (the “Surendra Trust”), the Sandhya Ajjarapu Revocable Trust of 2007 (the “Sandhya Trust”), and Mr. Ajjarapu’s wife, Sandhya Ajjarapu (“Mrs. Ajjarapu”). Includes: (i) 47,909 Option Shares underlying Mr. Ajjarapu’s Incentive Option, all of which are exercisable within 60 days of August 3, 2023; (ii) 315,000 shares held by the Sponsor, of which Mr. Ajjarapu is the managing member; (iii) 21,250 shares held by Sansur, of which Mr. Ajjarapu is the manager; (iv) 584,300 shares held by the Surendra Trust, of which Mr. Ajjarapu is the trustee; (v) 258,200 shares held by the Sandhya Trust, of which Mrs. Ajjarapu is the trustee and Mr. Ajjarapu is the successor trustee; and (vi) 1,291,000 shares underlying 1,291,000 private placement warrants held by the Sandhya Trust, all of which are exercisable within 60 days of June [ ], 2023. Due to each of Mr. Ajjarapu’s stated capacities, Mr. Ajjarapu may be deemed to have beneficial ownership of the Common S1tock held directly by the Sponsor, Sansur, the Surendra Trust, and the Sandhya Trust. Mr. Ajjarapu disclaims any beneficial ownership of the reported shares other than to extent of any pecuniary interest he may have therein, directly or indirectly.

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(9)	The address of (i) the “Sponsor” is 515 Madison Avenue, Suite 8078, New York, New York 10022, Attn: Suren Ajjarapu; (ii) Sansur is 19814 Sea Rider Way, Lutz, Florida 33559, Attn: Suren Ajjarapu; (iii) the Surenda Trust is c/o Suren Ajjarapu, 19814 Sea Rider Way, Lutz, Florida 33559; and (iv) the Sandhya Trust is c/o Sandhya Ajjarapu, 19814 Sea Rider Way, Lutz, Florida 33559.

(10)	Includes Incentive Options to purchase 83,320 Option Shares of the Company’s common stock, which are exercisable within 60 days of August 3, 2023, pursuant to Incentive Option awards granted to the Company’s non-employee directors under the 2022 Stock Option and Incentive Plan.

(11)	Consists of (i) 1,350,000 shares held by Polar Multi-Strategy Master Fund, and (ii) 1,250,000 shares held by NPIC Limited (collectively, the “Polar Funds”). The Polar Funds are under management by Polar Asset Management Partners Inc. (“PAMPI”). PAMPI serves as investment advisor of the Polar Funds and has control and discretion over the shares held by the Polar Funds. As such, PAMPI may be deemed to be the beneficial owner of the shares held by the Polar Funds. PAMPI disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest therein. The business address of the Polar Funds and PAMPI is Polar Asset Management Partners Inc., 16 York Street, Suite 2900, Toronto, Ontario M5J 0E6.

(12)	Consists of (i) 500,000 shares held of record by RSN Associates, LLC, and (ii) 2,000,000 shares underlying 2,000,000 private placement warrants held by RSN Associates, LLC, all of which are exercisable within 60 days of August 3, 2023.

(13)	See Description of Series A Preferred Stock owned by David Batista which can only be voted in the reverse stock split matter. Mr. Batista’s address is 801 Brickell Ave, 8th Fl, Miami, FL 33131,

INTEREST OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, have any interest in the actions approved by our stockholders and described in this Proxy Statement except in their capacity as holders of our common stock (which interest does not differ from that of the other holders of our common stock).

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement and other documents referenced herein contain certain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “anticipate,” “expect,” “believe,” “goal,” “plan,” “intend,” “estimate,” “may,” “will,” and similar expressions and variations thereof are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Those statements appear in this Proxy Statement and the documents referenced herein and include statements regarding the intent, belief or current expectations of the Company and management that are subject to known and unknown risks, uncertainties and assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed in or implied by such forward-looking statements.

This Proxy Statement also contains statements that are based on the Board’s and management’s current expectations and beliefs, including statements about the Offering, and the expected effects and potential benefits of the Offering.

Forward-looking statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC, including under the heading “Risk Factors” within our Annual Report on Form 10-K for the year ended December 31, 2023. The events and circumstances reflected in the forward-looking statements may not be achieved or occur or may not occur within the anticipated time frame and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Regulations regarding the delivery of copies of proxy statements to stockholders permit us, banks, brokerage firms and other nominees to send one Proxy Statement to multiple stockholders who share the same address under certain circumstances. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. If a stockholder wishes to receive a separate Proxy Statement, we will promptly deliver a separate copy to such stockholder that contacts us at 55 Claverick Street, Room 325, Providence, RI 02903; or by telephone at: 401-444-7375. Any stockholders of record sharing an address who now receive multiple copies of our proxy materials who wish to receive only one copy of these materials per household in the future should also contact the Company’s Secretary by mail or telephone as instructed above. Any stockholders sharing an address whose shares of our common stock are held by a bank, broker or other nominee who now receive multiple copies of our proxy materials, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

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WHERE YOU CAN FIND MORE INFORMATION

We are required to file annual, quarterly, and current reports, or other information with the SEC as provided by the Securities Exchange Act of 1934, as amended. These reports contain additional information about the Company’s SEC filings are made available electronically to the public at the SEC’s website located at www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of our website is www.oceanbiomedical.com.

OTHER MATTERS

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this Proxy Statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Chirinjeev Kathuria
Chirinjeev Kathuria
Chairman of the Board
January __, 2025
Providence, Rhode Island

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EXHIBIT 1

2024 Equity Incentive Plan

2025 EQUITY INCENTIVE PLAN

1. Purpose of the Plan. This 2025 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Ocean Biomedical, Inc. a Delaware corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2. Administration of the Plan. The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of The Nasdaq Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options, restricted stock (“Restricted Stock”), preferred stock which may or may not be convertible (“Preferred Stock”), restricted share units (“RSUs”), and warrants which may qualify as Incentive Warrants or Non-Qualified Warrants (as such terms are defined herein, collectively, “Warrants”), and to determine the terms and conditions of the respective agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

In lieu of grants of Options and Restricted Stock, the Committee has the full power to and authority under the Plan to designate Participants to receive shares of the Company’s Preferred Stock. Further, to the extent that the Committee shall determine that the issuance of Options, Restricted Stock, RSUs or Warrants to a Participant (as defined below) could cause the beneficial ownership by such Participant or its affiliates to exceed more than 9.99% of the total outstanding shares of Common Stock of the Company upon the exercise of the Option or Warrant or the vesting of the Restricted Stock or RSU, as applicable, the Committee shall also have the full power and authority under the Plan to designate Participants to receive shares of the Company’s preferred stock in either a series of preferred that has already been authorized and designated by the Board or in a new series of preferred that shall be authorized and designated by the Board in accordance with the Company’s Amended and Restated Articles of Incorporation. The Committee shall determine the terms and conditions of the issuance of any Preferred Stock issued pursuant to the Plan (which terms and conditions may include standard equity blockers, conditions to issuance and the conversion price of the Preferred Stock) and any related agreements (which need not be identical) with respect to the issuance of the Preferred Stock and to interpret the provisions and supervise the administration of the Plan with respect to the issuance of any Preferred Stock.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options, Restricted Stock, RSUs, Preferred Stock and Warrants (collectively, the “Securities”) granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Securities granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Securities. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

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In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3. Designation of Optionees and Grantees. The persons eligible for participation in the Plan as recipients of Options (the “Optionees”), Restricted Stock, Preferred Stock, RSUs or Warrants (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or Warrant or award of Restricted Stock, Preferred Stock or RSU granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option, Restricted Stock, Preferred Stock, RSU or Warrant, hereunder, may be granted additional Options, Restricted Stock, Preferred Stock, RSUs or Warrants, if the Committee shall so determine.

4. Stock Reserved for the Plan. Subject to adjustment as provided in Section 8 hereof, a total of 30,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), shall be subject to the Plan. The shares of Common Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Common Stock shall be and is hereby reserved for such purpose. Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Options, Preferred Stock or Warrants at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan. Should any Securities expire or be canceled prior to its exercise, satisfaction of conditions or vesting in full, as applicable, or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an Option or Warrant or award of Restricted Stock or RSU or conversion of Preferred Stock be reduced for any reason, the shares of Common Stock theretofore subject to such Option, Warrant, Restricted Stock, RSU or Preferred Stock, as applicable, may be subject to future Options, Warrants, Restricted Stock, RSUs or Preferred Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

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5.A. Terms and Conditions of Options. Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Common Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Common Stock on The Nasdaq Capital Market LLC or other principal securities exchange or OTC Bulletin Board on which shares of Common Stock are listed (if the shares of Common Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5A(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Common Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Common Stock are listed.

(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability. Subject to Section 5A(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Common Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

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(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5A(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Common Stock owned by the Optionee (based on the Fair Market Value of the Common Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Common Stock or Preferred Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5A(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement

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(h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5A(f) shall control. For purposes of this Section 5A(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A) the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

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(B) a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C) the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Common Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

B. Terms and Conditions of Warrants. Warrants may be issued under the Plan in the form of (a) warrants which qualify as Incentive Options (“Incentive Warrants”) or (b) warrants that do not qualify as incentive stock options (“Non-Qualified Warrants”). Warrants issued under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Warrant Grants. The Committee may grant Warrants to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine, subject to the provisions of the Plan. The term “Incentive Warrant” means a Warrant that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement. Any Warrant that is not specifically designated as an Incentive Warrant shall under no circumstances be considered an Incentive Warrant. Any Warrant that is not an Incentive Warrant is referred to herein as a “Non-Qualified Warrant.” The Committee may grant Incentive Warrants only to employees, and any grants of Warrants to any other key persons shall only be Non-Qualified Warrants.

(b) Warrant Exercise Price. Each Award Agreement with respect to a Warrant shall set forth the amount (the “Warrant Exercise Price”) payable by the Grantee to the Company upon exercise of the Warrant evidenced thereby. The Warrant Exercise Price per share shall be determined by the Committee; provided, however, that with respect to an Grantee who, at the time an Incentive Warrant is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of issuance. The purchase price of each share of Common Stock purchasable under a Non-Qualified Warrant shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date such Warrant is issued. The exercise price for each Warrant shall be subject to adjustment as provided in Section 8 below.

(c) Term. Subject to Section 5B(i) hereof, the term of each Warrant shall be fixed by the Committee, but no Warrant shall be exercisable more than ten (10) years after the date such Warrant is issued.

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(d) Exercisability. Subject to Section 5B(i) hereof, Warrants shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of issuance; provided, however, that in the absence of any Warrant vesting periods designated by the Committee at the time of issuance, Warrants shall vest and become exercisable as to one-third of the total number of shares subject to the Warrant on each of the first, second and third anniversaries of the date of issuance; and, provided further, that no Warrants shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as defined in Section 5A(c) hereof), the Committee may accelerate the vesting and exercisability of outstanding Warrants, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Warrant shall terminate within a specified number of days after notice to the Grantee thereunder, and each such Grantee shall receive, with respect to each share of Common Stock subject to such Warrant, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Warrant; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of this Section 5B(d), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 5A(c) hereof.

(e) Method of Exercise. Warrants to the extent then exercisable may be exercised in whole or in part from time to time as to all or part of the shares as to which such award is then exercisable, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after issuance, payment in full or in part may be made at the election of the Grantee (i) in the form of Common Stock owned by the Grantee (based on the Fair Market Value of the Common Stock which is not the subject of any pledge or security interest), (ii) in the form of shares of Common Stock or Preferred Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value equal to the Warrant Exercise Price of the Warrant, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5B(b), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Warrant. A Grantee shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of a Warrant at such time as the Grantee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(f) Non-transferability of Warrants. Warrants are not transferable and may be exercised solely by the Grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Non-Qualified Warrant to (i) a trust for the benefit of the Grantee, (ii) a member of the Grantee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Warrant contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(g) Termination. Unless otherwise determined by the Committee at or after issuance, Warrants issued to the Grantee that have not vested shall be forfeited upon termination of the Grantee in accordance with Section 5A(f), (g), (h) and (i), as applicable. The Committee may provide (on or after issuance) that restrictions or forfeiture conditions relating to the Warrants will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the Warrants.

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(h) Special Rules for Incentive Warrants. No Warrant that remains exercisable for more than three months following a Grantee’s termination of employment for any reason other than death (including death within three months after termination of employment or within one year after a termination of employment due to disability) or disability, or for more than one year following a Grantee’s termination of employment as the result of his becoming disabled, may be treated as an Incentive Warrant.

(i) Limitations of Incentive Warrants.

(i) Exercisability Limitation. The aggregate Fair Market Value, determined as of the date the Incentive Warrant is issued, of Common Stock for which Incentive Warrants are exercisable for the first time by any Grantee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

(ii) 10% Owners. Notwithstanding the provisions of this Section 5B(d), an Incentive Warrant may not be issued under the Plan to an individual who, at the time the Warrant is issued, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiary (as such ownership may be determined for purposes of Section 422(b) (6) of the Code), unless (i) at the time such Incentive Warrant is issued the Warrant Exercise Price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the Incentive Warrant by its terms is not exercisable after the expiration of five (5) years from the date it is issuance.

6.A. Terms and Conditions of Restricted Stock. Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5A(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

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B. Terms and Conditions of Preferred Stock. In lieu of grants of Options, Warrants, Restricted Stock and RSUs, to the extent that the Committee shall determine that the issuance of Options, Warrants, Restricted Stock or RSUs to a Participant could cause the beneficial ownership by such Participant or its affiliates to exceed more than 9.99% of the total outstanding shares of Common Stock of the Company upon the exercise of the Option or Warrant or the vesting of the Restricted Stock or RSU, as applicable, Preferred Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock or RSU upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Preferred Stock unless and until all of the following conditions have been met (A) the Committee designates an award of Preferred Stock in a series of Preferred Stock that has already been authorized and designated the Board, the Board passes a resolution authorizing and designating a new series of Preferred Stock on the terms and conditions determined by the Committee, (B) if applicable, the Company files a Certificate of Designation with the Secretary of State of the State of British Columbia that sets forth the rights, preferences and other terms of any newly authorized and designated series of the Preferred Stock, and (C) Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, executes an agreement that sets forth the terms and conditions of the issuance of the award of Preferred Stock as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights set forth in the applicable Certificate of Designation and any related agreement with respect to the Preferred Stock award. The Preferred Stock shall also be subject to the non-transferability and forfeiture restrictions described in Section 6B(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Preferred Stock associated with the award promptly after the Grantee accepts such award. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock underlying the Preferred Stock associated with the award promptly after the Grantee converts the Preferred Stock in accordance with the terms and conditions set forth in the applicable Certificate of Designation and related agreement, if any.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Preferred Stock and/or the underlying Common Stock issuable upon the conversion of the Preferred Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Preferred Stock. Shares of Preferred Stock and any underlying shares of Common Stock issuable upon the conversion of the Preferred Stock are forfeitable until the terms of the Preferred Stock grant have been satisfied. Shares of Preferred Stock and any underlying shares of Common Stock issuable upon the conversion of the Preferred Stock are not transferable until the date on which the Committee has specified such have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Preferred Stock if the applicable Certificate of Designation provides for such distributions, shall be subject to the same restrictions as such shares of Preferred Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5A(c), the Committee may waive any conditions and/or restrictions to the issuance of any contingent award of Preferred Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment or Consulting Agreement. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be, as applicable, an employee, a consultant or otherwise associated with the Company for any other reason, all shares of Preferred Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Preferred Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Preferred Stock.

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(g) Maximum Percentage. Notwithstanding anything to the contrary set forth herein, the Company shall not effect any conversion of Preferred Stock issued under the Plan, and no Participant shall have the right to convert any Preferred Stock, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Participant’s affiliates) would have acquired, through conversion of such Preferred Stock or otherwise, beneficial ownership of a number of shares of Common Stock that exceeds 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. The Company shall not give effect to any voting rights of such Preferred Stock, and any Participant shall not have the right to exercise voting rights with respect to any Preferred Stock pursuant hereto, to the extent that giving effect to such voting rights would result in such Participant (together with its affiliates) being deemed to beneficially own in excess of the Maximum Percentage of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, assuming such exercise as being equivalent to conversion. For purposes of the foregoing, the number of shares of Common Stock beneficially owned by a Participant and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted shares of Preferred Stock beneficially owned by such Participant or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 6B(g) beneficially owned by such Participant or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6B(g), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Section 6B(g), in determining the number of outstanding shares of Common Stock, a Participant may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, or Form 8-K, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of any Participant, the Company shall within one (1) business day following the receipt of such notice, confirm orally and in writing to any such Participant the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Preferred Stock, by such Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Participant may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided, that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder providing such written notice and not to any other Holder. In the event that the Company cannot pay any portion of any dividend, distribution, grant or issuance hereunder to a Participant solely by reason of this Section 6B(g) (such shares, the “Limited Shares”), notwithstanding anything to the contrary contained herein, the Company shall not be required to pay cash in lieu of the payment that otherwise would have been made in such Limited Shares, but shall hold any such Limited Shares in abeyance for such Holder until such time, if ever, that the delivery of such Limited Shares shall not cause the Participant to exceed the Maximum Percentage, at which time such Participant shall be delivered such Limited Shares to the extent as if there had been no such limitation. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6B(g) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

C. Terms and Conditions of Restricted Stock Units. Restricted Stock Units, or RSUs, may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of RSUs upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of RSUs unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to the RSUs subject to the non-transferability and forfeiture restrictions described in Section 6C(d) below.

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(b) Vesting. At the time of the grant of RSUs, the Committee may place restrictions on RSUs that shall lapse, in whole or in part, upon the passage of time. Unless otherwise provided in an Award Agreement, upon the vesting of a RSU, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of common stock equal to the number of RSUs becoming so vested.

(c) Non-transferability of RSUs. Prior to the time that shares of common stock underlying RSUs have been delivered to the Grantee, RSUs are not transferable and may be exercised solely by the Grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of an RSU to (i) a trust for the benefit of the Grantee, (ii) a member of the Grantee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any RSU contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(d) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5A(c), the Committee may accelerate the vesting of outstanding RSUs, in whole or in part, as determined by the Committee, in its sole discretion.

(e) Dividend Equivalents. To the extent provided in an Award Agreement, and subject to the requirements of Section 409A of the Code, an award of RSUs may provide the Grantee with the right to receive dividend equivalent payments with respect to common stock subject to such award, which payments may be settled in cash or common stock, as determined by the Committee. Any such settlements and any crediting of dividend equivalents may, at the time of grant of the RSU, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the RSUs and subject to such other conditions, restrictions and contingencies as the Committee shall establish at the time of grant of the RSU, including the reinvestment of such credited amounts in common stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Section 409A of the Code.

(f) Termination. Unless otherwise determined by the Committee at or after grant, RSUs awarded to the Grantee that have not vested shall be forfeited upon termination of the Grantee in accordance with Section 5A(f), (g), (h) and (i), as applicable. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to the RSUs will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the RSUs.

7. Term of Plan. No Securities shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and Warrants and awards of Restricted Stock and/or Preferred Stock and/or RSUs theretofore granted may extend beyond that date.

8. Capital Change of the Company. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock of the Company, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and (A) in the number and price of shares subject to outstanding Options or Warrants granted or issued under the Plan, to the end that after such event each Optionee’s or Grantee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event and (B) in the number and conversion price of shares subject to outstanding Preferred Stock granted under the Plan, to the end that after such event each Participant’s (who has received a grant of Preferred Stock) proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options or Incentive Warrants previously granted or issued shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock or RSUs granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option or Warrant under Section 422 of the Code (in the case of an Incentive Option or Incentive Warrant) and Section 409A of the Code.

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9. Purchase for Investment/Conditions. Unless the Securities, and shares of Common Stock underlying such Securities, covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Securities under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Securities as shall be determined by the Committee at the time of award.

10. Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Securities granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Option or Incentive Warrant under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11. Effective Date of Plan. The Plan is effective as of November 25, 2024.

12. Amendment and Termination. The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under Securities theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option or Incentive Warrant to less than 100% of the Fair Market Value per share of Common Stock on the date of grant or issuance thereof or the exercise price of a Nonqualified Option or Non-Qualified Warrant to less than 100% of the Fair Market Value per share of Common Stock on the date of grant or issuance thereof;

(e) extend the term of any Option or Warrant beyond that provided for in Section 5A(b) and Section 5B(c), respectively;

(f) except as otherwise provided in Sections 5A(d), 5B(e) and 8 hereof, reduce the exercise price of outstanding Options or Warrants or effect repricing through cancellations and re-grants of new Options or Warrants;

(g) increase the number of shares of Common Stock to be issued or issuable under the Plan to an amount that is equal to or in excess of 19.99% of the number of shares of Common Stock outstanding before the issuance of the stock or securities; or

(h) otherwise require stockholder approval pursuant to the rules and regulations of The Nasdaq Stock Market LLC.

Subject to the forgoing, the Committee may amend the terms of any Option or Warrant theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee or Grantee without the Optionee’s or Grantee’s consent.

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It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13. Government Regulations. The Plan, and the grant and exercise or conversion, as applicable, of Securities hereunder, and the obligation of the Company to issue and deliver shares under such Securities shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14. General Provisions.

(a) Certificates. All certificates for shares of Common Stock or Preferred Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option or Warrant may be exercised unless and until the Common Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise of an Option or Warrant granted or issued hereunder in order to permit the exercise of an Option or Warrant and the issuance and sale of the Common Stock subject to such Option or Warrant, although the Company may in its sole discretion register such Common Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Common Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Common Stock to the Company’s transfer agent.

15. Non-Uniform Determinations. The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (iv) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16. Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws, and applicable federal law.

17. Additional Issuance Restrictions. If the Company has not obtained the approval of its stockholders in accordance with Nasdaq Listing Rule 5635(d), then the Company may not issue any Securities under this Plan that would upon the issuance of any Securities or upon the exercise on conversion of such Securities, as applicable, into shares of the Company’s Common Stock, when aggregated with any other shares of Common Stock (i) held by a Participant, (ii) underlying any convertible security held by a Participant, and (iii) issuable upon prior exercise of any convertible security held by a Participant, would exceed 19.99% shares of the Company’s Common Stock, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the adoption of this Plan (such number of shares, the “Issuable Maximum”). The Participant shall be entitled to a portion of the Issuable Maximum as reasonably determined by the Committee so as not to violate Nasdaq Listing Rule 5635(d). In addition, the Participant may allocate its pro-rata portion of the Issuable Maximum among Securities held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Participant no longer holds any Securities and the amount of shares issued to such Participant pursuant to its Securities was less than such Participant’s pro-rata share of the Issuable Maximum.

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Annex I

10-K for the year ended December 31, 2023